As filed with the Securities and Exchange Commission on March 20, 2014

1933 Act File No. ________
1940 Act File No. 811-22953
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

 ☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

Neuberger Berman Multi-Manager Income Fund Inc.
(Exact name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 476-9000

Robert Conti, Chief Executive Officer
Neuberger Berman Multi-Manager Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY  10158
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D. C. 20006
(Names and Addresses of Agents for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …☐

It is proposed that this filing will become effective (check appropriate box)
   ☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Common Stock	50,000	$20.00	$1,000,000	$128.80

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Includes 7,500 shares that may be offered by the Underwriters pursuant to an option to cover over-allotments.

____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS	[Neuberger Berman Logo]

[_______] shares
Neuberger Berman Multi-Manager Income Fund Inc.
Common Stock
$[20.00] per share

Investment Objective. Neuberger Berman Multi-Manager Income Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.  The Fund’s investment objective is current income consistent with capital preservation and with reduced interest rate sensitivity, with a secondary objective of total return.

Investment Strategies. The Fund seeks to achieve its investment objective by allocating its assets to multiple subadvisers that employ a variety of investment strategies focused on income-producing securities.  NB Alternative Investment Management LLC (“NBAIM”) is responsible for identifying each subadviser and for determining the amount of Fund assets to allocate and reallocate to each subadviser (each a “Subadviser,” and collectively (including any future subadvisers), the “Subadvisers”).  NBAIM allocates Fund assets to Subadvisers whose strategies NBAIM believes, when combined to form a single portfolio, can provide attractive risk-adjusted returns with reduced sensitivity to movements in interest rates and, in an effort to provide for overall investment diversification, with the aim of decreasing the Fund’s sensitivity to market fluctuations. NBAIM reviews a range of qualitative and quantitative factors when determining the allocations to Subadvisers, including each Subadviser’s investment style and historical performance, and the holdings in the Subadviser’s allocated assets.

No Prior History. Because the Fund is newly organized, it has no performance history and its shares of common stock (“Common Stock”) have no history of public trading.  The common stock of closed-end management investment companies frequently trades at a discount from its net asset value per share (“NAV”).  The risk of Common Stock trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering.

(continued on following page)

The Fund’s investment strategies and its expected use of leverage involve a high degree of risk. You could lose some or all of your investment.  See “Risks” beginning on page [   ].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

__________________________________

	Per Share	Total
Public Offering Price	$[20.00]	$[____]
Sales Load	$[____]	$[____]
Estimated Offering Expenses(1)	$[____]	$[____]
Proceeds to the Fund	$[____]	$[____]
(1)
Total expenses of organization and the Common Stock offering paid by the Fund (which do not include the sales load) are estimated to be $[_____], which represents $0.0[_] per share of Common Stock issued.  The Fund’s investment manager has agreed to pay organizational expenses and Common Stock offering costs of the Fund (other than sales load) that exceed $[   ] per share of Common Stock.

The underwriters expect to deliver the Common Stock to purchasers on or about [___], 2014.

[UNDERWRITERS]

[______], 2014

The Fund expects to list its Common Stock on the [  ] under the symbol “[___].”

Investment Manager and Investment Adviser.  Neuberger Berman Management LLC (“NB Management”) will act as the Fund’s investment manager and NBAIM will act as the Fund’s investment adviser (collectively, the investment manager and the investment adviser are referred to as the “Manager,” as applicable).  See “Management of the Fund.”

As of [    ], 2014, Neuberger Berman and its affiliates had $[   ] billion in assets under management and continue an asset management history that began in 1939.

Subadvisers. NBAIM currently intends to initially allocate assets for each investment strategy to the following subadvisers:

Investment Strategy	Subadviser

Use of Leverage. The Fund is permitted to create investment leverage through the use of certain derivative transactions and may also obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, borrowings, credit facilities such as commercial paper, and the issuance of shares of preferred stock or notes.

Following the completion of the Fund’s initial public offering of Common Stock and subject to prevailing market conditions, the Fund currently intends to obtain leverage. The Fund reserves the right to use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may use leverage by issuing shares of preferred stock so long as after their issuance, their liquidation preference plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage.  Under the 1940 Act, the Fund may issue notes, borrow money or issue other debt securities in amounts up to 33 1/3% of the Fund’s capital, including the amounts obtained through leverage.  If the Fund obtains leverage, fees and expenses with respect to the financial leverage instruments, including fees and expenses related to issuance and maintenance of the financial leverage instruments, will effectively be borne by the holders of Common Stock (“Common Stockholders”) and result in a reduction of the paid-in capital attributable to the Common Stock. Certain transactions are not subject to the leverage limitations of the 1940 Act, but may give rise to a form of leverage including, among others, certain derivative transactions, short sales, reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.

By using leverage, the Fund will seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage.  Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Use of Leverage,” “Risks – Risks of Leverage” and “Risks – Derivatives Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Stock, and retain it for future reference.  A Statement of Additional Information (“SAI”), dated [_____], 2014, containing additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into, which means that it is legally considered a part of this Prospectus. The table of contents of the statement of additional information is on page [  ] of this prospectus.  You may request a free copy of the SAI and our annual and semi-annual reports, as well as request other information or make stockholder inquiries, by calling 877-461-1899 or by writing to the Fund at [   ] or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on our website, free of charge, at [    ].

The Common Stock is not a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters may also purchase up to [_____] additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information you should not rely on it.  The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. The Fund’s business, financial condition, results of operation and prospects may have changed since the date of this Prospectus.

TABLE OF CONTENTS
PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	75
THE FUND	77
USE OF PROCEEDS	77
THE FUND’S INVESTMENTS	77
USE OF LEVERAGE	92
INTEREST RATE TRANSACTIONS	96
RISKS	98
MANAGEMENT OF THE FUND	153
PORTFOLIO TRANSACTIONS	155
NET ASSET VALUE	155
DISTRIBUTIONS	157
DISTRIBUTION REINVESTMENT PLAN	158
CLOSED-END FUND STRUCTURE	161
DESCRIPTION OF SHARES	162
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF INCORPORATION	164
REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND	168
TAX MATTERS	169
UNDERWRITING	172
CUSTODIAN AND TRANSFER AGENT	175
LEGAL OPINIONS	175
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	176

Until [______], 2014 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus and in the SAI.  This summary does not contain all of the information that you should consider before investing in the Fund’s common stock.  You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risks,” and the SAI.

The Fund	Neuberger Berman Multi-Manager Income Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.”

The Offering
The Fund is offering [_______] shares of common stock (“Common Stock”) at $[20.00] per share through a group of underwriters (the “Underwriters”) led by [_________].  You must purchase at least [100] shares of Common Stock [($2,000)] in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to [______] additional shares of Common Stock to cover orders in excess of [_______] shares of Common Stock.  Neuberger Berman Management LLC (“NB Management”) has agreed to pay organizational expenses and Common Stock offering costs of the Fund (other than the sales load) that exceed $[   ] per share of Common Stock.  See “Underwriting.”

Investment Objective
The Fund’s investment objective is current income consistent with capital preservation and with reduced interest rate sensitivity, with a secondary objective of total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Fund’s board of directors (the “Board” or the “Board of Directors”) without stockholder approval.  See “The Fund’s Investments.”   The Fund does not currently intend to change its investment objective.  The Fund currently anticipates engaging in active and frequent trading to achieve its investment objective.

Investment Strategies
The Fund seeks to achieve its investment objective by allocating its assets to multiple Subadvisers that employ a variety of investment strategies focused on income producing securities.  NBAIM is responsible for identifying each Subadviser and for determining the amount of Fund assets to allocate to each Subadviser.  NBAIM allocates Fund assets to subadvisers whose strategies NBAIM believes, when combined to form a single portfolio, can provide attractive risk-adjusted returns with reduced sensitivity to movements in interest rates and, in an effort to provide for overall investment diversification, with the aim of decreasing the Fund’s sensitivity to market fluctuations. NBAIM reviews a range of qualitative and quantitative factors when determining the allocations to Subadvisers, including each Subadviser’s investment style and historical performance, and the holdings in each Subadviser’s allocated assets.

The investment strategies that the Subadvisers will utilize involve investments in debt securities, including below investment grade debt securities (commonly known as “junk bonds”), which may include: (1) debt securities of corporations, partnerships, including master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”), and other business entities,; (2) floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities, as well as interests in loans arranged by banks and other financial institutions (“Bank Loans”);  (3) debt securities of governments as well as their agencies and/or instrumentalities; (4) collateralized loan obligations (CLOs) and asset-backed securities.

The Fund may also invest in: (1) equity securities of companies of any market capitalization, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”), and exchange-traded funds (“ETFs”); and (2) foreign currencies.

In addition, the Fund may use derivatives, which may include, among others: (1) futures contracts based on indices, currencies and/or government bonds; (2) swaps, such as credit default swaps, total return swaps and/or interest rate swaps; (3) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices; and (4) forward currency contracts.  The Manager or a Subadviser may use any of these derivatives for hedging or investment purposes.  They may be used, for example, in an effort to gain exposure to a security, market segment, strategy or a customized basket of reference assets selected by the Manager, a Subadviser or a third party or to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions.  Futures contracts on currencies and foreign currency forwards, however, will primarily be used for hedging purposes.  A Subadviser may choose not to hedge its positions or otherwise use derivatives.

NBAIM currently intends to initially allocate the Fund’s assets among the following strategies:

Credit Long/Short: This strategy primarily involves taking long and/or short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”).  Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, deemed by the subadvisers to be of comparable quality.  A Subadviser employing this strategy will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index. A Subadviser employing this strategy will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index.

A Subadviser also may take long and/or short positions in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including collateralized loan obligations), loan participations, trade claims, non-U.S. securities, private placements and credit default swaps.  Additionally, a Subadviser employing the above strategies may seek to identity investment opportunities that are the result of corporate reorganizations or other event driven opportunities.

Within the broader category of credit long/short investing, certain Subadvisers may invest all or a portion of the assets they are allocated in certain types of credit long/short strategies, including the following.

Distressed Investing: This strategy involves taking long and/or short positions in the securities of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations.  A Subadviser employing this strategy may focus its investments on any type of security in a company’s capital structure that it believes to be undervalued and presents opportunity for gain. Therefore, investments may include equity securities and debt securities, including Bank Loans, trade claims mezzanine debt and other debt instruments as well as trade claims, joint ventures or other pooled investments. A Subadviser employing this strategy may also focus primarily on debt securities of companies experiencing financial or operational difficulties or that have or are expected to default.  The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects. A Subadviser employing this strategy may utilize its experience in the bankruptcy process by attempting to take advantage of: (1) incorrect valuations by investors between the current price and a Subadviser’s estimate of the value of the debt, based in part on the Subadviser’s involvement in the bankruptcy process; and (2) price disparities in relation to securities the Subadviser believes are comparable.

Capital Structure Arbitrage: This strategy involves taking long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds).  This type of investing involves the determination by a Subadviser that the market is mispricing different classes of securities relative to one another, so the Subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued in an effort to realize gains.

MLP and Energy Company Credit:  This strategy involves taking long and/or short positions in debt securities, including below investment-grade debt, and may also involve investing in preferred stock, including mandatorily redeemable preferred stock, of MLPs and of other companies involved in the energy industry, including companies involved in shipping and other transportation companies, coal companies and of companies in other related or similar industries or sectors.  A Subadviser employing this strategy may focus these investments on securities issued by  “upstream” energy exploration and production companies but may also invest in such securities of “midstream” energy infrastructure-related companies, including MLPs, their affiliates and other energy infrastructure companies.

Asset-backed Securities: This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages.  This may include public and private non-agency U.S. mortgage-backed securities, including private label mortgage securities, collateralized mortgage obligations and multi-class pass-through securities, stripped mortgage securities, adjustable rate mortgage securities and economic residuals and other mortgage-related products and assets.  A Subadviser employing this strategy may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While a Subadviser employing this strategy will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.  The asset-backed securities in which the Fund may invest may carry any rating, including below investment grade, and may include securities with no rating.

Structured Corporate Credit:  This strategy involves making investments in debt and equity tranches of structured corporate credit transactions.  These structured corporate credit transactions are expected to include collateralized loan obligations (“CLOs”) and similar investments (collectively, “CLO Products”), credit default swaps (“CDS”) and other types of structured corporate credit products which may consist of or reference individual, indexed or portfolio corporate debt instruments or other assets.  The structured corporate credit in which the Fund may carry any rating, including below investment grade, and may include those with no rating.  A Subadviser employing this strategy may also take long or short positions in loans, debt securities, and common and preferred stock and may also utilize forward contracts and total return swaps on securities indices.

NBAIM also may allocate the Fund’s assets to additional strategies in the future.

Based on NBAIM’s ongoing evaluation of the Subadvisers, it may adjust allocations among the Subadvisers or make recommendations to the Board of Directors with respect to the hiring, termination or replacement of Subadvisers.  NBAIM also may adjust allocations among current and future strategies and may do so, among other ways: (1) by changing the investment strategy employed by a Subadviser and/or utilizing other portfolio management personnel employed by the Subadviser or by allocating assets to be managed by portfolio management personnel employed by the Manager; (2) through the use of derivatives, such as total return swaps, to gain exposure to a strategy or customized basket of reference assets selected by NBAIM or a third party; and/or (3) by investing the Fund’s assets in a wholly-owned subsidiary of the Fund or in an affiliated or unaffiliated investment company.

The Manager retains investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes.  When the Manager is making direct investments for the Fund, it may invest in equity and debt securities, ETFs and affiliated and unaffiliated registered investment companies.  The Manager may also use derivatives, such as put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates), credit default swaps and futures contracts based on indices for speculative or defensive purposes.

Leverage
The Fund is permitted to create investment leverage through the use of certain derivative transactions, short sales and when-issued, delayed delivery and forward commitment transactions (collectively referred to herein as “Other Leverage Transactions”). The Fund may also obtain leverage using any form or combination of financial leverage instruments, including borrowings, such as borrowings through a margin facility or credit facility, the issuance of shares of preferred stock or notes and reverse repurchase agreements (collectively referred to herein as “Financial Leverage Instruments”).   To the extent the Fund “covers” its obligations under Other Leverage Transactions, as described in this Prospectus, such transactions should not be treated as prohibited senior securities under the 1940 Act.  However, these transactions, even if covered, may rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

There is no assurance that the Fund will utilize any form or combination of Financial Leverage Instruments or enter into Other Leverage Transactions.

Subject to approval of the Board of Directors in light of market conditions and other factors, as soon as practicable after completion of this offering, the Fund currently intends to utilize leverage. The Fund reserves the right to utilize leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  At times, however, the Fund may not utilize leverage.  The liquidation preference of any preferred stock is not considered a liability or permanent equity. The use of Financial Leverage Instruments will leverage your investment in Common Stock. For purposes of this Prospectus, the Fund’s capital means the total assets of the Fund less all liabilities and indebtedness not representing senior securities.

Leverage involves special risks. There is no assurance that the Fund will utilize leverage, or utilize it at all times, or that, if used, the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of Financial Leverage Instruments or the use of other forms of leverage will result in a higher yield on your Common Stock.

The Fund expects the fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the yields on the additional securities that the Fund would purchase with the proceeds of the leverage.  So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, such excess return will be available to pay higher distributions to holders of Common Stock (“Common Stockholders”).  If not, the use of Financial Leverage Instruments could reduce the return to Common Stockholders.  In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Under the 1940 Act, the Fund may use leverage by (1) issuing preferred stock, so long as after their issuance, their liquidation preference plus the Fund’s aggregate indebtedness, does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage, and (2) by issuing notes, borrowing money or issuing other debt securities in amounts up to 33 1/3% of the Fund’s capital, including the amounts obtained through leverage.  The guidelines of rating agencies that issue ratings on any Financial Leverage Instruments, including preferred stock or notes, may impose asset coverage or portfolio composition requirements on the Fund that are more stringent than those imposed on the Fund by the 1940 Act.  During periods in which the Fund is using Financial Leverage Instruments, the fees paid to NB Management will be higher than if the Fund did not use such leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets (as defined below), which include the proceeds from any such leverage, including the issuance of preferred stock or notes, or the amount of any borrowings.  Therefore, NB Management has a financial incentive for the Fund to utilize Financial Leverage Instruments, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, out of assets attributable to the Common Stockholders, any costs and expenses relating to the issuance and maintenance of any outstanding Financial Leverage Instruments, as well as any fees and expenses of redeeming or unwinding them.

The NAV of the Common Stock will be reduced by the underwriting fees and issuance costs of any Financial Leverage Instruments.  Once Financial Leverage Instruments are used, the NAV and market price of the Common Stock and the yield to Common Stockholders will be more volatile.

See “Use of Leverage,” “Description of Shares—Preferred Stock” and “Risks—Risks of Leverage.”

Interest Rate Transactions
In connection with the Fund’s potential use of leverage or for other reasons, the Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities.  There is no assurance that any interest rate hedging transactions, if undertaken, will be successful and such transactions may adversely affect the Fund’s achievement of its investment objective and could enhance or harm the overall performance of the Fund.  See “Use of Leverage” and “Interest Rate Transactions.”

Distributions on Common Stock
Currently, the Fund intends to make regular quarterly cash distributions to Common Stockholders at a fixed rate per share of Common Stock, to be determined based on the projected performance of the Fund after its launch, subject to adjustment from time to time (“Level-Rate Distribution Policy”). The Level-Rate Distribution Policy may require certain distributions to be recharacterized as a return of capital.

The initial distribution is expected to be declared approximately [    ] days, and paid approximately [   ] to [   ] days, from the completion of this offering of Common Stock, depending on market conditions and operations.

The Fund has exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to adopt a managed distribution policy (“Managed Distribution Policy”). Pursuant to a Managed Distribution Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per share of Common Stock or at a fixed percentage of its NAV, that may include periodic distributions of net long- and short-term capital gains or, in certain instances, return of capital.

If the Board determines to adopt a Managed Distribution Policy, the Fund would terminate its Level-Rate Distribution Policy.

The distribution rate that the Fund pays on its Common Stock will depend on a number of factors, including the level of investment income received by the Fund, the Fund’s fees and expenses payable on any Financial Leverage Instruments and other Fund fees and expenses.  As portfolio and market conditions change, the rate of distributions on the Common Stock and the Fund’s distribution policy could be adjusted upward or downward from time to time.  There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate.

If you hold your Common Stock directly with the Fund, unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional shares of Common Stock under the Distribution Reinvestment Plan (“DRIP”).

See “Distributions” and “Distribution Reinvestment Plan.”

Neuberger Berman
NB Management will serve as the investment manager of the Fund.  Subject to the general supervision of the Board, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management will receive a fee, payable monthly, in a maximum annual amount equal to [__]% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”). The liquidation preference of any preferred stock is not considered a liability or permanent equity.

NB Management has delegated day-to-day management of the assets of the Fund to NBAIM, which is responsible for allocating the assets of the Fund to several Subadvisers.  NB Management (and not the Fund) will pay a portion of the fees it receives to NBAIM in return for its services.

As of [ ], 2014, Neuberger Berman and its affiliates had $[ ] billion in total assets under management and continue an asset management history that began in 1939.

Subadvisers
NB Management and NBAIM engage [    ] as Subadvisers to provide investment management services.  NB Management (and not the Fund) compensates the Subadvisers out of the investment advisory fees it receives from the Fund.  Each Subadviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of NB Management and NBAIM.  NBAIM oversees the Subadvisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Subadviser’s adherence to its investment style.  The Board of Directors oversees NB Management, NBAIM and the Subadvisers, approves procedures that NB Management and NBAIM must follow in their oversight of the Subadvisers, and oversees the hiring, termination and replacement of Subadvisers recommended by the NBAIM.

Listing and Symbol	The Fund expects to list its Common Stock on the [ ] under the symbol “[___].” See “Description of Shares—Common Stock.”

Custodian and Transfer Agent	[______] will serve as custodian of the Fund’s assets. [___] will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	Newly Organized. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or history of public trading.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your Common Stock at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Fund dividends and other distributions (collectively, “Distributions”).  Your investment in Common Stock will represent an indirect investment in the assets owned by the Fund, substantially all of which currently trade in the over-the-counter markets. The market value of your Common Stock may trade at a discount to the Fund’s NAV per share. The value of the Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund currently intends to utilize leverage, which magnifies market risk. An investment in Common Stock is not intended to constitute a complete investment program and should not be viewed as such. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. See “Risks—Market Price Discount From Net Asset Value of Shares” and “Use of Leverage.”

Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the Subadvisers in implementing the Fund’s investment strategy in pursuit of its objective.  To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to the Subadvisers and its selection and oversight of the Subadvisers.  The Subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.  A Subadviser’s strategy may be out of favor at any time.  In addition, because each Subadviser makes its trading decisions independently, it is possible that the Subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time.  This may cause additional brokerage and other expenses and the Fund may incur losses as a result.  Some Subadvisers have little experience managing registered investment companies which, unlike the hedge funds these Subadvisers have been managing, are subject to certain legal and tax-related restrictions on their investments or operations.

In the absence of exemptive relief from Section 15 of the 1940 Act, when a new Subadviser is proposed for the Fund, stockholders will be required to approve the subadvisory agreement with that Subadviser. Similarly, if an existing subadvisory agreement were to be amended in any material respect, stockholders would be required to approve the change.  Moreover, if a subadvisory agreement were “assigned” as a result of a change in control of a Subadviser, the stockholders would be required to approve retaining the existing Subadviser.  In all of these instances, the need for stockholder approval requires the Fund to call and hold a stockholder meeting, create and distribute proxy materials, and solicit votes from stockholders, and generally necessitates the retention of a proxy solicitor.

Obtaining stockholder approval may be a time-intensive, expensive and slow process. There are inherent delays in holding stockholder meetings, including those associated with the attendant difficulty in obtaining the necessary quorums.  In some cases, the Fund may be unable to obtain stockholder approval of a subadvisory agreement or amendment thereto, which may delay or prevent the Fund from gaining exposure to a management strategy that the Manager deems to be advisable or in best interest of the Fund and its stockholders. Therefore, the Fund may be unable to achieve its goals.

If the Fund has difficulty obtaining stockholder approval of a subadvisory agreement or amendment thereto, subsequent attempts to hire or replace Subadvisers may be more challenging.  Subadvisers may become reluctant to consider entering into arrangements with the Fund if they are aware that the Fund may have difficultly obtaining stockholder approval of the subadvisory agreement or to renew or amend the subadvisory agreement in the future.

Where there has been an unexpected Subadviser resignation or change in control—events that would be beyond the control of the Manager and the Fund—the Fund may be forced to operate without a particular Subadviser or with less than an optimum number of Subadvisers.  The Board of Directors may approve an interim subadvisory agreement if a contract with a former Subadviser has been terminated but will only have 150 days to obtain stockholder approval for the agreement.  The Fund and/or the Subadviser may be reluctant to rely on an interim agreement if it believes that 150 days will be insufficient to obtain stockholder approval.  This may delay the maintenance of the former Subadviser.  The sudden loss of a Subadviser could be disruptive to the operation of the Fund.

The need to obtain stockholder approval of subadvisory agreements may increase the likelihood that activist investors will seek arbitrage opportunities to the detriment of other stockholders.  Activist shareholders may attempt to pressure the Fund by contesting the approval of subadvisory agreements or amendments thereto or through other proxy contests or other means.  Proxy contests may be expensive and may negatively impact the Fund and its stockholders because, among other things, they may increase the costs of any stockholder meeting and related solicitation, for example by necessitating additional mailings to stockholders at elevated costs.  Additionally, the Board and Fund management may have to devote substantial time, attention and resources to proxy contest related matters.

The Manager may be less efficient or effective at performing its job of managing the Fund’s assets by overseeing, monitoring and evaluating the Subadvisers than an adviser for an open-end fund to which the SEC has granted exemptive relief from Section 15 of the 1940 Act.  The Manager may be unable to —select, supervise and evaluate of the Subadvisers without incurring unnecessary delays or expenses.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions include: (1) super-majority vote requirements for certain transactions; (2) limitations on derivative actions by stockholders and restrictions on the forum for litigation in actions against the Fund; and (3) limitations on the ability of stockholders to own, and possible forfeiture amounts, in excess of (a) 9.8% of Common Stock or any other class or series of the Fund’s capital stock that the Board may designate or (b) 9.8% of the aggregate of all Common Stock and such other classes or series of the Fund’s capital stock so designated by the Board. If the Fund were converted to open-end status, the Fund would have to redeem any Financial Leverage Instruments issued. The Fund has opted in to the Maryland Business Combination Act, which in general prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. The Fund has also adopted other anti-takeover measures. Holders of Common Stock may therefore be less likely to experience the temporary increase in stock price that often accompanies an attempted take-over, merger, or open-ending. See “Anti-Takeover and Other Provisions in the Articles of Incorporation.”

Asset Allocation Risk.  The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the NB Management may make less than optimal or poor asset allocation decisions. The asset classes in which the Fund seeks investment exposure can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among equity and debt securities and currencies. If the Fund favors exposure to an asset class during a period when that asset class underperforms other asset classes, performance may suffer.

Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration) to a greater degree than many other debt securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.  Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement.  In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.  In addition, the Fund’s level of investment in asset-backed securities of a particular type or issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.  Asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Bankruptcy Cases Risk.  Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company's competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. The Fund intends to invest in debt. The debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer's fundamental values. Such investments can result in a total loss of principal. Investment in the debt of financially distressed companies domiciled outside the U.S. involves additional risks. Bankruptcy law and process may differ substantially from that in the U.S., resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. U.S. bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund's influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such when they take over management and functional operating control of debtor. In those cases where the Fund, by virtue of such action, is found to exercise "domination and control" of a debtor, the Fund may lose its priority if the debtor can demonstrate that its business was adversely impacted or other creditors and equity holders were harmed by the Fund. The Manager or a Subadviser, on behalf of the Fund, may elect to serve on creditors' committees, equity holders' committees or other groups to ensure preservation or enhancement of the Fund position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Manager or a Subadviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it will resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, and as discussed above, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its investments in such company while it continues to be represented on such committee or group.  The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Call Risk. Some debt securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low or declining.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.  The capital appreciation potential of a debt security will be reduced because the price of a callable debt security may not rise much above the price at which the issuer may call the security.

Capital Risk.  As a closed-end management company, the Fund raises capital primarily through an initial public offering (“IPO”).  There can be no assurance as to the amount of capital that will be raised in the Fund’s IPO and the amount of capital raised may be insufficient to implement or maintain all the investment strategies at the asset levels that the Manager deems to be advisable or in the best interest of the Fund and its stockholders.  Closed-end funds typically do not issue new shares (other than with respect to reinvested distributions) after their initial public offerings.  The Manager will not have daily inflows of cash from new investors and so  if the proceeds of the initial public offering are small or if a Subadviser’s performance is poor and the Fund loses money, the Fund will not be able to easily raise additional capital to support or maintain its investment strategies.  As a result, the Fund may be forced to operate without the optimum mix or scale of investment strategies.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may not realize gains and could experience losses. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may experience losses. In addition, certain catalysts, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience.

Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Stock, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Collateralized Loan Obligations (“CLOs”). CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of CLOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CLOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the CLOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLOs. Furthermore, CLO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied.

Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche. Payments to holders of CLOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CLOs are limited recourse, may not be paid in full and may be subject to up to 100% loss. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Confidential Information Risk. In managing the Fund, the Manager and the Subadvisers may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide the Manager with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, the Manager may (but is not required to) seek to avoid receipt of Confidential Information  from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other Manager clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, the Manager’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. The Manager may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Manager intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a the Manager or a Subadviser has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Subadviser must allocate his time and investment ideas across multiple funds and accounts. A Subadviser may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and that may include transactions that are directly contrary to the positions taken by the Fund. For example, a Subadviser may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such case, the Subadviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Subadviser identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the a Subadviser has a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Subadviser is responsible.

NB Management, NBAIM, the Subadvisers and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. In certain cases, such as where multiple client accounts are seeking the purchase the same security, such procedures can help assure that all accounts are treated fairly, but cannot alleviate the basic problem caused when there are insufficient securities available to satisfy all of the accounts.

Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Counterparty Risk. The Fund will be subject to various risks, including credit risk, with respect to counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concentrations of derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Fund’s investments in the OTC derivatives market introduce counterparty risk due to the possibility that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.  Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings Ltd. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. In the wake of the financial crisis, some rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded.  A rating may become stale in that it fails to reflect changes in an issuer’s financial condition.  Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.  Rating agencies may fail to make timely credit ratings in response to subsequent events.

Credit Risk. Credit risk is the risk that an issuer of a debt security becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk and the prices of such securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-rated debt securities. Debt securities of below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of debt securities in which the Fund may invest would be more likely to decline, all other things being equal. With respect to the Fund's investments in loans, while a senior position in the capital structure of a borrower may provide some protection from credit risk, losses may still occur because the market value of a loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. If rating agencies lower their ratings of debt securities in the Fund’s portfolio, the value of those obligations could decline, which could reduce the asset coverage on any Financial Leverage Instruments used by the Fund and negatively impact the rating agencies’ ratings of such Financial Leverage Instruments and increase the fees and expenses that the Fund must pay on such Financial Leverage Instruments. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition, management performance, management changes, labor relations, collapse of key suppliers of customers, material changes in overhead, financial leverage or a reduced demand for the issuer’s goods and services, or factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions, may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations and, correspondingly, the NAV of the Fund. Entities providing credit or liquidity support also can be affected by these types of changes.

For mortgage-backed securities, credit risk involves two types: delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed collateral or the Fund's inherent right to forgive principal or modify a debt instrument. For MBS, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners and other market factors.

Creditors' Rights and Enforceability of Security. The Fund's investments may be subject to various laws for the protection of creditors in the jurisdictions of incorporation of the issuers or borrowers and, if different, the jurisdictions from which they conduct business and in which they hold assets, which may adversely affect an issuer's or borrower's ability to make payment in full or on a timely basis. These insolvency considerations will differ depending on the country in which an obligor or its assets are located and may differ depending on the legal status of the obligor. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than in the UK or the United States, including where it seeks to enforce any security it may hold as a creditor.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, indexes (or relationship between two indexes) or events. In connection with the Fund’s anticipated use of leverage, the Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions.  The Fund’s use of derivatives involves risks different from, and in some respects greater than, the risks associated with directly investing in more traditional investments, such as stocks and bonds. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.  Derivatives can increase portfolio turnover and transaction costs. Additionally, the use of derivatives may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives can be highly complex and may perform in ways unanticipated by the Manager or a Subadviser. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to stockholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The Fund may be required to enter into derivatives transactions via exchanges and clearing organizations. Because the Fund is not a member of a clearing organization, if the Fund is required by the SEC or the CFTC to centrally clear a derivative, the Fund would need to enter into clearing documentation with a member of a clearing organization, a process that would introduce counterparty risk to the Fund, which is described in greater detail below. While unlikely, the Fund would also be exposed to the risk that a clearing organization could experience financial difficulty that would result in losses to the Fund in the event that the prudential measures taken by the clearing organization are insufficient.

The Fund will likely be required to segregate assets to cover its obligations relating to its purchase of derivative instruments in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market obligation under futures contracts that are contractually required to cash settle. For futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. By setting aside assets equal to only its obligations under cash-settled futures contracts, the Fund may use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts, which may create an effect on the Fund similar to leverage.

Derivatives are subject to additional risks, such as credit risk, legal risk, leverage risk, liquidity risk, correlation risk, index risk, systemic risk, volatility risk, interest rate risk, counterparty risk and management risk.  Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

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Credit Risk. The counterparty in a derivative transaction may be unable to honor its financial obligation to the Fund, or the reference entity in a derivative may not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

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Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

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Leverage Risk. Leverage risk is the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk. Changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants, including that a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

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Volatility Risk. The Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

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Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange-traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

The risks of specific types of derivative instruments are listed below.

●	Contracts for Differences. Unlike futures and options contracts, contracts for difference can only be settled in cash and typically are referenced to indices, rates or currencies. Where the Fund invests in a contract for differences it will carry the same risks as investing in a future or an option as discussed above. Transactions in contracts for differences may also have a contingent liability and the risks of this are discussed below.

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Credit-Linked Notes.  Credit-linked notes (“CLNs”) are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

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Futures and Forward Contracts, including NDFs. Futures and forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

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Forward Contracts.  The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts.  Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Options.  There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. If the Subadvisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options may lower the Fund’s return.

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Structured Notes.  Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

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Swap Agreements.  Swaps may be subject to interest rate risk, market risk, counterparty risk, liquidity risk, credit risk, currency risk, hedging risk, and valuation risk. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Total return and credit default swaps, including swaps on baskets of securities or indices (such as the CDX indices), are subject to performance and credit risk on the underlying assets. Total return swaps are subject to hedging risk. Interest rate swaps are subject to interest rate and credit risk. Cross-currency swaps are subject to currency risk. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments

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Credit Default Swaps.  In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a “credit event,” such as a default or issuer insolvency occurs with respect to one or more underlying or “reference” bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to credit risk since the ability of the seller to make required payments is dependent on its creditworthiness.

Credit default swaps are subject to credit risk on the underlying investment, liquidity risk and counterparty risk. Credit default swaps are also subject to the risk that the Fund will not properly assess the creditworthiness of the issuer of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment.

●	Cross-Currency Swaps. Cross-currency swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.

●	Interest Rate Swaps. Interest rate swaps are subject to interest rate, credit and counterparty risk. An interest rate swap transaction could result in losses if interest rates change in a manner other than as anticipated. If the counterparty fails to meet its obligations the Fund may lose money.

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Total Return Swaps.  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Total return swaps can have the potential for unlimited losses. Total return swaps are subject to counterparty risk. If the counterparty fails to meet its obligations the Fund may lose money. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps can have the potential for unlimited losses.

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Structured Notes.  Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

Direct Debt Instruments Risk. Direct debt includes interests in Bank Loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which the Fund may invest may be rated below investment grade or, if unrated, considered by the Subadvisers to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments with floating rates held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. Distressed securities frequently do not produce income while they are outstanding.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Any securities the Fund receives upon completion of an exchange offer or plan or reorganization may be restricted as to resale. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer, and its condition may be changing rapidly. The Subadvisers’ judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

Energy Companies Risk. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and significantly due to any one or more of the following risks:

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Midstream Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

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Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

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Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate, interstate and international transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices. To the extent that MLPs have exposure to changes in commodity prices, they may enter into hedging arrangements to protect themselves from such commodity price fluctuations. These hedging arrangements may not be successful because, among other things, they may mitigate the impact of changes in commodity prices only through their expiration, and thus do not protect against long-term price movements. Further, hedging arrangements may not eliminate risks associated with basis differential risk or commodity quality risk.

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Regulatory Risk. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation (sometimes with retroactive effect), thus adding to the potential liability an energy company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

Certain of the Fund’s investments may be in MLPs and similar entities the operations of which are subject to Federal Energy Regulatory Commission (“FERC”) rate-making policies. Certain MLPs and similar entities, in order to comply with those policies, may require the owners of their units to be (1) individuals or entities subject to federal income taxation on the income they generate or (2) entities not subject to federal income taxation on that income, so long as all of the entity’s owners are subject to such taxation. Other existing or future MLPs or similar entities the operations of which are subject to FERC regulation may institute similar ownership requirements.

●	Operational Risk. Energy companies are subject to various

operational risks, such as disruption of operations, inability to timely and effectively integrate newly-acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights-of-way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

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Risk of Political or Economic Instability.  Many of the countries or regions of the world in which resource extraction takes place suffer from political or economic instability.  Events in these countries could lead to frustration of deals for acquisitions, destruction of production or transportation facilities, delays or other disruptions in production and/or transportation, and additional costs for operating in those countries or regions.  It is not possible to determine where or when such events may occur or their significance for any particular MLP or for the world market in any particular resource.

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U.S. Federal Budget Risk.  From year to year, the U.S. federal budget may modify certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy industry generally.

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Depletion Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products or their chemical derivatives on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an energy company is not able to raise capital on favorable terms, it may also be unable to add to or maintain its reserves.

●	Industry Specific Risks. The Fund intends to invest in businesses that engage in oil and gas and mineral development, processing, transportation and marketing. Oil and gas drilling may involve unprofitable efforts, not only from dry holes, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. Acquiring, developing and exploring for oil and natural gas involves many risks. These risks include encountering unexpected formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and other accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other environmental risks. Crude oil, natural gas, refined products and NGL transportation are subject to demand for crude oil, natural gas, refined products and NGLs in the markets served by the pipeline, and are subject to sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Natural gas processing is subject to reduced throughput from declines in natural gas production. A prolonged depression in the price of natural gas could curtail production due to lack of drilling activity and negatively impact throughput. Further, many processing contracts include provisions in which the revenue generated by the processor is dependent upon the price of the NGLs and natural gas. Thus, declines in the prices of NGL products and natural gas prices may result in lower processing margins. Coal mining is subject to inherent risks including unexpected equipment or maintenance problems, variations in geological conditions, natural disasters, underground mine flooding, environmental hazards, industrial accidents, explosions caused by the ignition of coal dust or other explosive materials at mine sites and fires caused by the spontaneous combustion of coal. Demand for coal is subject to variability based on weather conditions, domestic and worldwide economy, the level of coal stockpiles in the customer base and the general level of prices of competing sources of fuel for electric generation. The supply of coal is also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets the 1990 Clean Air Act standards.

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Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an energy company’s parents or sponsors to satisfy its payments or obligations would impact the energy company’s revenues and cash flows and ability to make interest payments and/or distributions.

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Financing Risk. Some of the energy companies in which the Fund will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their financial obligations.

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Catastrophe Risk. The operations of MLPs and other energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, exploration for or marketing of natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters, by human error or by acts of terrorism; inadvertent damage to construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other energy companies are fully insured against all risks inherent to their businesses, and not all MLPs and other energy companies carry business interruption insurance. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s operations and financial condition.  Any increase in governmental regulation to mitigate the risk of catastrophes, such as recent oil spills, could increase insurance premiums and other operating costs for MLPs and other natural resource companies.

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Weather Risk. Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, could result in significant and temporary interruptions in the supply of energy and power. This volatility could create temporary fluctuations in commodity prices, energy distribution patterns and earnings of energy companies. Moreover, extreme weather patterns, such as recent Hurricane Katrina, could adversely impact the value of the securities in which the Fund invests.

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Environmental Risk. Environmental laws, regulations and regulatory initiatives play a significant role in the energy industry and can have a substantial impact on investments in this industry. For example, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures.

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Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Reserve Risks. MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

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MLP Tax Risk. The benefit the Fund will derive from its investment in an MLP is largely dependent on the MLP’s being treated as a partnership for federal tax purposes, because an MLP that is so treated has no federal income tax liability at the entity level. If, as a result of a change in the current law, a change in business profile, or a failure to satisfy the requirements of current law for any reason, an MLP were treated as a corporation for those purposes, it would be subject to federal income tax on its taxable income at graduated tax rates (currently a maximum rate of [35]%), with the result that the amount of cash available for distribution by it would be reduced, distributions the Fund received from it would be taxed as dividend income, non-taxable basis reductions, or capital gain, and the value of the Fund’s investment in the MLP would be adversely affected. Therefore, treatment of one or more MLPs in which the Fund invests as corporations for federal tax purposes would result in a reduction in the after-tax return to the Fund.

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Other Risks for Energy Companies.   A variety of factors may adversely affect the business or operations of companies in the energy industry, including: competition within the industry; the cyclical nature of the industry; high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of midstream services; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. Because many investors purchase equity securities with borrowed money, an increase in interest rates generally brings a decline in equity prices.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid. A passively managed ETF may not fully replicate the performance of its benchmark index because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the

ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.  An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may experience losses. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends.

Event-Linked Securities Risk. Event-linked securities are issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables— insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk.  The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Foreign and Emerging Market Securities Risk. The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information about the issuer, the markets or the local government or economy will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, differing auditing and legal standards and, because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to social, political or economic instability, nationalization or expropriation of assets, and the adoption of governmental restrictions that may restrict the ability of issuers to pay principal or interest payments to investors located outside of the country. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.  As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. The effect of recent worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Over a given period of time, foreign securities may underperform U.S. securities – sometimes for years. The Fund could also underperform if it invest in countries or regions whose economic performance falls short. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

The Fund may invest in American Depositary Receipts (“ADRs”).   ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Geopolitical and Market Disruption Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Afghanistan cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from the Organization of the Petroleum Exporting Countries (“OPEC”) production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical or other causes, higher fuel prices and any subsequent price increases could adversely affect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual natural resources company or related groups of natural resources companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Fund.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Changes in government policy may exacerbate the market’s difficulties. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Manager’s and the Subadvisers’ abilities to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Manager’s and the Subadvisers’ judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Further, these hedging strategies may generate taxable income.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging is not always successful; the Fund is not insuring against loss

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates.  In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce the Fund’s returns.

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments, such as preferred stock and debt securities, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.  Floating rate securities can be less sensitive to interest rate changes, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates.  Generally, the longer the maturity or duration of a fixed-income security, the more its value falls in response to a given rise in interest rates.  The Fund’s investment in such securities means that its net assets, market price, and the asset coverage for any Financial Leverage Instruments used by the Fund will tend to decline if market interest rates rise.  Fluctuations in the value of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s NAV. With respect to the Fund’s investments in floating rate loans, investments in such loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates; however, the rate of interest received by the Fund on floating rate securities it already owns will generally rise or fall with market rates. An increase in interest rates can impact other markets as well. For example, because investors may buy derivatives with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years, partly because of U.S. government policies, which may be under reconsideration, and there is a greater than normal risk that the Fund’s portfolio will decline in value due to rising interest rates. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.  Although the government is tapering its support for low rates gradually and signaling the markets as to its intentions, any particular rate increase may be significant and unexpected.  The Fund currently intends to utilize leverage, which magnifies the interest rate risks.

Interest Rate Transactions Risk. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the NAV of the Common Stock. See “Interest Rate Transactions.”

Investments in Equity Securities Incidental to Investments in Bank Loans. From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Bank Loan or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Bank Loans entail certain risks in addition to those associated with investments in Bank Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Bank Loans of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may from time to time possess material non-public information about a borrower as a result of its ownership of a Bank Loan of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Manager or the Subadvisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Liquidity Risk. The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s NAV. The sale of illiquid securities often requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities that are illiquid and may be prohibited from disposing of such securities for specified periods of time. Restricted securities that are illiquid may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities. Similar risks are associated with certain derivatives in which the Fund may invest.

Management Risk. The Fund's portfolio is subject to investment management risk because it will be actively managed investment portfolio. The Manager and the Subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from more traditional types of securities.  The decisions with respect to the management of the Fund are made exclusively by the Manager, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Subadvisers are responsible for the trading and investment decisions of the Fund.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (1) the securities of closed-end funds are not redeemable, which enables the Manager normally to invest or allocate to Subadvisers substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (2) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below NAV. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Volatility Risk. Markets are volatile and values of individual securities and other investments can decline significantly, and sometimes rapidly, in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer can impact a market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt the Manager’s or a Subadviser’s investment program if it abruptly changes pricing relationships on which the Manager and/or the Subadviser, as applicable, was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which the Manager or a Subadviser was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Mezzanine Investments Risk. Mezzanine investments of the type in which the Fund may invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitializations and later stage growth financings, and are generally rated below investment-grade or not-rated.

Mezzanine investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine investments are subject to the same risks associated with high yield securities. Additional risks include the relative illiquidity of the investment, due to the relatively small number of holders of any particular mezzanine investment.

MLP Risk. MLPs are exposed to many of the same risks as energy companies. In addition, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units or similar securities have limited control and voting rights on matters affecting the entity in which they hold an interest. In addition, there are certain tax risks associated with an investment in MLP units  and conflicts of interest exist between common unitholders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
The Fund’s MLP investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments.

The risks of investing in MLPs includes competition risk.  A number of alternatives as vehicles for investment in a portfolio of MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes in the last decade have increased the ability of regulated investment companies and other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to implement a strategy related to MLPs, which in turn could adversely impact its ability to make distributions.

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) generally are classified as either residential mortgage-backed securities

(“RMBS”) or corporate mortgage-backed securities (“CMBS”), each of which are subject to certain specific risks as further described below.

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RMBS Risk. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

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Agency RMBS Risk. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In  2008, FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

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Non-Agency RMBS Risk. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

●	CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

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Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

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Collateralized Mortgage Obligations Risk. Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Mortgage Market/Subprime Risk. The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

New Types of Securities Risk. From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Manager or a Subadviser believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Through its investment in other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses. Also, an investor in the Fund may receive taxable gains from portfolio transactions by the underlying investment company, as well as taxable gains from transactions in shares of the investment company by the Fund.

Portfolio Turnover. Certain of the Subadvisers may engage in active and frequent trading.  The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover is no considered a limiting factor in the execution of investment decisions for the Fund.  This may result in increased transaction costs and realized capital gains.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments and may generate a greater amount of capital gain distributions to stockholders than if the Fund had a lower portfolio turnover rate. It is possible that the Fund may distribute sizable capital gain distributions to stockholders, regardless of the Fund’s performance.  See “The Fund’s Investments—Investment Strategies and Parameters of the Fund’s Portfolio—Portfolio Turnover.”

Post-Reorganization Securities Risk. Post-reorganization securities typically entail a higher degree of risk than investments in securities of companies which have not undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If the Manager’s or a Subadviser’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience a loss.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Payment Deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip “noncumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any corresponding cash.

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Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

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Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Unlike preferred stocks, distributions from trust preferred securities are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Distributions on trust preferred securities will be made only if interest payments on the related interest-bearing notes of the operating company are made. Because a corporation issuing the interest-bearing notes may defer interest payments on these instruments for up to 20 consecutive quarters, if such election is made distributions will not be made on the trust preferred securities during the deferral period. Further, certain tax or regulatory events may trigger the redemption of the interest-bearing notes by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Manager or a Subadviser believe that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, a Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of securities, including, but not limited to, mortgage-backed, asset backed, and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile.  Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Reinvestment Risk. Income from the Fund’s investments will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return or the Common Stock’s market price.  For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because a Subadviser believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Fund.

Reliance on Service Providers. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager and/or  Subadvisers may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Risk Management. The Manager undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Subadvisers or Manager will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks of Bank Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including Bank Loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., monthly, quarterly or semi-annually). The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate) or a particular bank’s prime rate.

Bank Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured Bank Loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Bank Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

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Agents.  Bank Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical Bank Loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of Bank Loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a Bank Loan or suffer a loss of principal and/or interest.

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Available Information. Bank Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific Bank Loan historically has been less extensive than if the Bank Loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

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Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

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Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a Bank Loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

●	Some Bank Loans are unsecured. If the borrower defaults on an unsecured Bank Loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

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Creditworthiness.  The Fund’s ability to receive payments in connection with Bank Loans depends on the financial condition of the borrower. The Subadvisers will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Subadvisers’  analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a Bank Loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Subadviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

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Fees and Expenses. Purchasers and sellers of Bank Loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential Bank Loan investments, including legal fees.

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Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

●	Leveraged Buy-Out Transactions. Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

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Liquidity. Bank Loans are generally subject to legal or contractual restrictions on resale.  Bank Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for Bank Loan interests.

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Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If the Fund acquires a participation interest in a Bank Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

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Prepayment Risk and Maturity. Because many Bank Loans are repaid early, the actual maturity of Bank Loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay Bank Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate Bank Loans can be less sensitive to prepayment risk, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

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Ratings. Bank Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Subadvisers.

●	Restrictive Covenants. A borrower must comply with various

restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the Bank Loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding Bank Loan.

Risks of Below Investment Grade Securities. Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.” Investment in below investment grade debt securities (also called high-yield debt securities”) involves substantial risk of loss. Below investment grade debt securities are considered predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities tends to be volatile. Ratings of a security may not accurately reflect the actual credit risk associated with such security. To the extent that the rating assigned to a security is downgraded by any rating agency, the market price and liquidity of such security may be adversely affected. If a negative perception of the below investment grade debt securities market develops, the price and liquidity of high yield debt securities could be depressed and this negative perception may last for a significant period of time. Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.

Below investment grade debt securities are less liquid than investment grade debt securities. There are fewer dealers in the market for high-yield debt securities than for investment grade debt securities. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much higher than for high-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade debt securities may contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices that had been used in calculating the Fund’s NAV. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of a Subadviser. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Risks of Leverage. Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. The Fund’s potential use of leverage will create special risk not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the NAV of the Common Stock and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any leverage than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such leverage, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such leverage, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.  The Fund anticipates entering into interest rate swap or cap transactions or purchasing futures contracts or options on futures with the intent to reduce or eliminate this risk.  There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating this risk.  See “Interest Rate Transactions.”  The costs of using leverage are borne entirely by Common Stockholders.  There can be no assurance that the Fund’s leverage strategy will be successful.

The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Because preferred stock may have a fixed liquidation value and notes, borrowings or other debt securities may have a fixed principal value, any decline in the NAV of the Fund’s investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to Common Stockholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Stock. The Fund currently intends to use Financial Leverage Instruments to obtain leverage. See “Use of Leverage.”

To the extent that the Fund is required to decrease the amount of any Financial Leverage Instruments, the Fund may need to liquidate investments to fund such reductions. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap or seeking to sell any futures contract or options on futures. See “Interest Rate Transactions.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease the amount of its Financial Leverage Instruments to meet regulatory or rating agency requirements.  Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

The Fund may not declare or pay any Distributions on preferred stock or Common Stock unless it satisfies certain conditions.  These limitations on the payment of Distributions might impair the Fund’s ability to attain and/or  maintain qualification for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”), (a “RIC”).  The Fund currently intends to decrease the amount of any Financial Leverage Instruments if necessary to comply with the asset coverage requirement mentioned above.  There can be no assurance, however, that such reductions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a RIC.

The principal rating agencies have recently tightened the standards they apply in determining the ratings of particular securities and may do so again in the future. This could raise the cost to the Fund of leverage through the issuance of any rated security either directly (because the Fund would have to accept lower ratings and therefore pay interest, distributions or fees to the holders of those securities at higher rates) or indirectly (because, for example, the Fund would have to either decrease its leverage or establish greater reserves, and therefore might have to accept lower investment returns).

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.

Risks of Leveraged Structure. The Fund’s potential use of leverage will create special risks not associated with unleveraged funds having a similar investment objective and policies. These include greater volatility of the NAV and market price of Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by assets attributable to the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. In addition, increases and decreases in the value of the Fund’s portfolio investments will be magnified when the Fund uses leverage.  Common Stock income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund’s total return.  The costs of using leverage are borne entirely by the  Common Stockholders.  The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease its leverage to meet regulatory or rating agency requirements or may voluntarily decrease the leverage of the Fund.  Certain types of borrowing may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

The principal rating agencies have recently tightened the standards they apply in determining the ratings of particular securities and may do so again in the future. This could raise the cost to the Fund of leverage through the issuance of any rated security either directly (because the Fund would have to accept lower ratings and therefore pay interest, distribution or fees to the holders of those securities at higher rates) or indirectly (because, for example, the Fund would have to either decrease its leverage or establish greater reserves, and therefore might have to accept lower investment returns).

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the Fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See “Risks—Risks of Leverage.”

Risks of Repurchase Agreements.  Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Subadvisers review and monitor the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are generally collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Risks of Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other discount obligations and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.  Because federal tax law requires that accrued original issue discount and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.

Secondary Market for the Common Stock. The issuance of Common Stock through the DRIP may have an adverse effect on the secondary market for the Common Stock. The increase in the number of shares outstanding of Common Stock resulting from issuances pursuant to the DRIP and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the DRIP at any time when Common Stock is trading at a lower price than the Fund’s NAV per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the [      ] or through broker-dealers. The increase in the number of shares of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “Risks—Risks of Below Investment Grade Securities.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, and the Manager and the Subadvisers rely primarily on their own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Manager and the Subadvisers.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower.
Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

The Fund’s investments in Senior Loans may be subject to lender liability risk.

Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the Borrower, or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Short Sale Risk. The Fund may utilize short sales for hedging, risk management and speculative purposes.  Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss for the Fund.

When the Fund is selling securities short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Spread and Credit Term Trading Risks. The Fund may purchase one asset and short another asset in the same or differing securitizations. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably.

Structured Investments Risk. The Fund may invest in structured products, including structured notes, CLNs and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the  value of the structured products owned by the Fund.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Synthetic Access to Investment Strategies Risk. The Manager may invest Fund assets in total return swaps that provide economic exposure to investment strategies or types of investments that cannot be obtained by allocating Fund assets to one of the Subadvisers.  Additionally, the Manager also may use derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions.  The Fund may be unable to gain access to a strategy that the Manager deems advisable or in the best interest of the Fund and its stockholders if an adequate counterparty is unavailable or if the use of one of the abovementioned investment vehicles cannot be sufficiently tailored to a particular strategy. Additionally, use of these investment vehicles to gain access to investment strategies exposes the Fund to the risks inherent in each of the investment vehicles. See “[ ],” “[ ]” and “[ ].”

Tax Risk. The Fund intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company  taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the  excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Temporary Defensive Strategies Risk. When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, the Fund may not be pursuing, and may not achieve, its investment objective, and Common Stockholders o may be adversely affected.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  High yield debt securities tend to be more volatile than investment grade debt securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities.

Uncertain Exit Strategies Risk. Due to the illiquid nature of certain positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Fund may be unable to predict with confidence what the exit strategy will ultimately be for any given  position, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Manager and/or the Subadvisers, as applicable may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading debt securities or for certain derivative transactions.  Debt securities and certain derivative transactions generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities and certain derivative transactions may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities or derivatives differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund’s books

Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

Some loans in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Loans are not listed on any national securities exchange and no active trading market may exist for the loans in which the Fund will invest. Where a secondary market exists, the market for some loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investments in certain special situations.  The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

When-Issued and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

SUMMARY OF FUND EXPENSES

The purpose of the table below and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [   ] million shares of Common Stock.  If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase.  See “Management of the Fund” and “Distribution Reinvestment Plan.”  The table below and the expenses shown assume that the Fund utilizes leverage through the use of Financial Leverage Instruments in an amount equal to approximately [x]% of the Fund’s total assets (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Stock, since the Fund reserves the right to use leverage to the extent permitted by the 1940 Act.  Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Stock, but assumes that no leverage is utilized by the Fund (such as will be the case prior to the Fund’s currently expected use of Financial Leverage Instruments).

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	[ ]%
Expenses Borne by the Fund (1)(2)	[___]%
Distribution Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Stock (assumes Financial Leverage Instruments are used)(4)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	[___]%
Other Expenses	[___]%
Total Annual Expenses	[___]%

(1) NB Management has agreed to pay organizational expenses and Common Stock offering costs (other than the sales load) that exceed $[   ] per share of Common Stock ([___]% of the Common Stock offering price).

(2) If the Fund uses Financial Leverage Instruments, costs associated with the use of those Financial Leverage Instruments, estimated to be approximately [___]% of the total amount of the Financial Leverage Instruments, will be borne immediately by Common Stockholders and will result in the reduction of the NAV of the Common Stock. Assuming the use of Financial Leverage Instruments in an amount equal to [x]% of the Fund’s total assets (after their issuance) these offering costs are estimated to be approximately $[_______] or $0.[__] per share of Common Stock (0.[__]% of the Common Stock offering price).

(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Stock held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(4) The Fund anticipates utilizing leverage in the form of borrowing or other debt; however, at times the Fund may not utilize such leverage. It is currently anticipated that the Fund will pay interest or dividends with respect to such leverage at an annual combined average rate of [   ]. The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Stock but, unlike the table above, assumes that the Fund does not utilize any form of leverage (other than that which may be incidental to certain types of derivatives), as would be the case, for instance, prior to the Fund’s currently expected use of Financial Leverage Instruments. In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock (assumes no Financial Leverage Instruments are used)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	None
Other Expenses	[___]%
Total Annual Expenses	[___]%

Example:

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $[_] and the estimated costs associated with the use of Financial Leverage Instruments of $[_] assuming Financial Leverage Instruments are used representing [x]% of the Fund’s total assets (after issuance)) that you would pay on a $1,000 investment in Common Stock, assuming (1) Total Annual Expenses of [___]% of net assets attributable to Common Stock and (2) a 5% annual return:(1)

Cumulative Expenses Paid for a Period of:
	1 Year(2)	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods ………………..	$[__]	$[__]	$[__]	$[__]

(1)
The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

(2)	For purposes of this table, year 1 is assumed to be from commencement of operations through [________], 2014.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on [         ], 2014 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $[____] ($[____] if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its organizational expenses and Common Stock offering costs (other than the sales load) up to $[   ] per share of Common Stock, and NB Management has agreed to pay all of the Fund’s organizational expenses and Common Stock offering costs (other than sales load) that exceed $[   ] per share of Common Stock.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within [three months] after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is current income consistent with capital preservation and with reduced interest rate sensitivity , with a secondary objective of total return.  There can be no assurance that the Fund will achieve its investment objective.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.

Investment Strategies and Parameters of the Fund’s Portfolio

The Fund seeks to achieve its investment objective by allocating its assets to multiple Subadvisers that employ a variety of investment strategies focused on income producing securities.  NBAIM is responsible for identifying each Subadviser and for determining the amount of Fund assets to allocate to each Subadviser.  NBAIM allocates Fund assets to subadvisers whose strategies NBAIM believes, when combined to form a single portfolio, can provide attractive risk-adjusted returns with reduced sensitivity to movements in interest rates and, in an effort to provide for overall investment diversification, with the aim of decreasing the Fund’s sensitivity to market fluctuations. NBAIM reviews a range of qualitative and quantitative factors when determining the allocations to Subadvisers, including each Subadviser’s investment style and historical performance, and the holdings in each Subadviser’s allocated assets.

The investment strategies that the Subadvisers will utilize involve investments in debt securities, including below investment grade debt securities (commonly known as “junk bonds”), which may include: (1) debt securities of corporations, partnerships, including master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”), and other business entities,; (2) floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities, as well as interests in loans arranged by banks and other financial institutions (“Bank Loans”);  (3) debt securities of governments as well as their agencies and/or instrumentalities; (4) collateralized loan obligations (CLOs) and asset-backed securities.

The Fund may also invest in: (1) equity securities of companies of any market capitalization, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”), and exchange-traded funds (“ETFs”); and (2) foreign currencies.

In addition, the Fund may use derivatives, which may include, among others: (1) futures contracts based on indices, currencies and/or government bonds; (2) swaps, such as credit default swaps, total return swaps and/or interest rate swaps; (3) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices; and (4) forward currency contracts.  The Manager or a Subadviser may use any of these derivatives for hedging or investment purposes.  They may be used, for example, in an effort to gain exposure to a security, market segment, strategy or a customized basket of reference assets selected by the Manager, a Subadviser or a third party or to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions.  Futures contracts on currencies and foreign currency forwards, however, will primarily be used for hedging purposes.  A Subadviser may choose not to hedge its positions or otherwise use derivatives.

NBAIM currently intends to initially allocate the Fund’s assets among the following strategies:

Credit Long/Short: This strategy primarily involves taking long and/or short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”).  Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, deemed by the subadvisers to be of comparable quality.  A Subadviser employing this strategy will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index.  A Subadviser employing this strategy will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index.

A Subadviser also may take long and/or short positions in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including collateralized loan obligations), loan participations, trade claims, non-U.S. securities, private placements and credit default swaps.  Additionally, a Subadviser employing the above strategies may seek to identity investment opportunities that are the result of corporate reorganizations or other event driven opportunities.

Within the broader category of credit long/short investing, certain Subadvisers may invest all or a portion of the assets they are allocated in certain types of credit long/short strategies, including the following.

Distressed Investing: This strategy involves taking long and/or short positions in the securities of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations.  A Subadviser employing this strategy may focus its investments on any type of security in a company’s capital structure that it believes to be undervalued and presents opportunity for gain. Therefore, investments may include equity securities and debt securities, including Bank Loans, trade claims mezzanine debt and other debt instruments as well as trade claims, joint ventures or other pooled investments. A Subadviser employing this strategy may also focus primarily on debt securities of companies experiencing financial or operational difficulties or that have or are expected to default.  The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects.  A Subadviser employing this strategy may utilize its experience in the bankruptcy process by attempting to take advantage of: (1) incorrect valuations by investors between the current price and a Subadviser’s estimate of the value of the debt, based in part on the Subadviser’s involvement in the bankruptcy process; and (2) price disparities in relation to securities the Subadviser believes are comparable.

Capital Structure Arbitrage: This strategy involves taking long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds).  This type of investing involves the determination by a Subadviser that the market is mispricing different classes of securities relative to one another, so the Subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued in an effort to realize gains.

MLP and Energy Company Credit:  This strategy involves taking long and/or short positions in debt securities, including below investment-grade debt, and may also involve investing in preferred stock, including mandatorily redeemable preferred stock, of MLPs and of other companies involved in the energy industry, including companies involved in shipping and other transportation companies, coal companies and of companies in other related or similar industries or sectors.  A Subadviser employing this strategy may focus these investments on securities issued by  “upstream” energy exploration and production companies but may also invest in such securities of “midstream” energy infrastructure-related companies, including MLPs, their affiliates and other energy infrastructure companies.

Asset-backed Securities: This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages.  This may include public and private non-agency U.S. mortgage-backed securities, including private label mortgage securities, collateralized mortgage obligations and multi-class pass-through securities, stripped mortgage securities, adjustable rate mortgage securities and economic residuals and other mortgage-related products and assets.  A Subadviser employing this strategy may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While a Subadviser employing this strategy will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.  The asset-backed securities in which the Fund may invest may carry any rating, including below investment grade, and may include securities with no rating.

Structured Corporate Credit:  This strategy involves making investments in debt and equity tranches of structured corporate credit transactions.  These structured corporate credit transactions are expected to include collateralized loan obligations (“CLOs”) and similar investments (collectively, “CLO Products”), credit default swaps (“CDS”) and other types of structured corporate credit products which may consist of or reference individual, indexed or portfolio corporate debt instruments or other assets.  The structured corporat credit in which the Fund may invest may carry any rating, including below investment grade, and may include those with no rating.  A Subadviser employing this strategy may also take long or short positions in loans, debt securities, and common and preferred stock and may also utilize forward contracts and total return swaps on securities indices.

NBAIM also may allocate the Fund’s assets to additional strategies in the future.

Based on NBAIM’s ongoing evaluation of the Subadvisers, it may adjust allocations among the Subadvisers or make recommendations to the Board of Directors with respect to the hiring, termination or replacement of Subadvisers.  NBAIM also may adjust allocations among current and future strategies and may do so, among other ways: (1) by changing the investment strategy employed by a Subadviser and/or utilizing other portfolio management personnel employed by the Subadviser or by allocating assets to be managed by portfolio management personnel employed by the Manager; (2) through the use of derivatives, such as total return swaps, to gain exposure to a strategy or customized basket of reference assets selected by NBAIM or a third party; and/or (3) by investing the Fund’s assets in a wholly-owned subsidiary of the Fund or in an affiliated or unaffiliated investment company.

The Manager retains investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes.  When the Manager is making direct investments for the Fund, it may invest in equity and debt securities, ETFs and affiliated and unaffiliated registered investment companies.  The Manager may also use derivatives, such as put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates), credit default swaps and futures contracts based on indices for speculative or defensive purposes.

Portfolio Composition

High-yield Debt Securities.  High-yield debt securities are debt securities rated below investment grade (Ba1/BB+ or the equivalent) or unrated debt securities deemed by the Subadvisers to be of comparable quality.  These securities typically offer investors higher yields than other debt securities.  The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers.  Below investment grade quality debt securities are commonly referred to as “junk bonds.”  Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issues may be in default or there may be present elements of danger with respect to principal or interest.  In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below investment grade rating to the same security, the Subadvisers will determine which rating it considers more appropriate and categorize the security accordingly.  For a description of security ratings, see Appendix A of the SAI.

High-yield debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures, direct debt instruments and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security.  The high-yield debt securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features.  The Fund will invest in high-yield debt securities of a broad range of issuers and industries.

Corporate Debt Securities.  Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities.  Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes.  If a debt security is unsecured, it is known as a debenture.  Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons.  Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder.  Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.

Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, the Fund may also invest in "debtor-in-possession" loans ("DIP Loans") newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Subadvisers believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed and defaulted securities generally present the same risks as investment in below investment grade securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Subadvisers believe to be the ultimate value of such obligations.

Asset-Backed Securities.  The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.

The underlying financial assets (such as loans) may be subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

CLOs.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

If interest rates rise, debt security prices generally fall; if interest rates fall, these debt security prices generally rise.  Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as “interest rate risk.”

Direct Debt Instruments.  Direct debt includes interests in Bank Loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. The direct debt instruments in which the Fund may invest may be rated below investment grade or, if unrated by either of those entities, considered by the Subadvisers to be of comparable quality. Direct debt determined to be below investment grade will be included in the Fund’s calculation of its investments in high yield debt securities. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

Senior Loans. Senior, secured floating and fixed rate loans (“Senior Loans”) hold the most senior position in the capital structure of the borrower, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Senior Loans may have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund's NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans may not be rated by a rating agency. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Subadvisers will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Subadvisers do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

Senior Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. See "Risks—Liquidity Risk," "Risks—Risk of Direct Debt Instruments," and “Risks—Risks of Bank Loans, Loan Assignments, and Loan Participations.”

The floating or variable rate feature of certain Senior Loans is a significant difference from typical debt investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in debt securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a debt portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a debt portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Manager expects the Fund's policy of acquiring interests in floating rate Senior Loans may minimize fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's NAV.

The Fund may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

Direct Assignments.  The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations.  The Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the borrower and the institution that sells the participation. The participation interests in which the Fund currently intends to invest may not be rated by any rating agency.

The Subadvisers may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Subadvisers will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Pre-Funded Letter of Credit Loans.  The Fund may purchase participations in prefunded letter of credit loans (a "prefunded L/C loan"). A prefunded L/C loan is a facility created by the borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

When the borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (1) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (2) a delayed draw term loan where the borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund may also receive a fee, typically similar to the spread paid on the borrower's institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the borrower with the terms of the prefunded L/C loan. As a result, the Fund may assume the credit risk of both the borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated Loans. The Fund may invest in second lien or other subordinated or unsecured floating rate or fixed rate debt (“Subordinated Loans”), which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations.  The Fund may invest in zero coupon securities, pay-in-kind securities and discount obligations.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount.  These discount obligations involve special risk considerations.  Zero coupon securities are issued and traded at a significant discount from their face amount or par value.  This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon securities are redeemed at face value when they mature.  The discount on zero coupon securities (“original issue discount” or “OID”) must be taken into income by the Fund as it accrues prior to the receipt of any actual payments.  Pay-in-kind securities pay interest through the issuance of additional securities.

Repurchase Agreements.  The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Subadvisers review and monitor the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreement.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.

U.S. Dollar-Denominated Foreign Debt Securities.  These are securities of foreign issuers (including corporations, banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.  It may be difficult to invoke legal process or to enforce contractual obligations abroad.

Foreign Currency-Denominated Securities. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including: (1) CDs (including similar time deposits), commercial paper, and bankers’ acceptances issued by foreign banks; (2) obligations of other corporations; and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of: (a) adverse changes in foreign exchange rates; and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures.  In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies.  Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

American Depositary Receipts.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.  If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to the Manager the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Manager to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith by the Manager acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See “Net Asset Value.” If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps the Manager deems advisable, if any, to protect liquidity.

As discussed below under “Interest Rate Transactions,” the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will not treat such amounts as illiquid.

Common Equity Securities, Preferred Equity Securities and Convertible Securities. The Fund may invest in common equity securities, preferred equity securities and convertible securities.

● Common Equity Securities. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

● Preferred Equity Securities. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer’s common equity securities but rank junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer’s board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

● Trust Preferred Securities. Trust preferred securities combine features of corporate debt securities and preferred stock. The securities generally pay quarterly income. U.S. issues usually have long maturities, while foreign issues are normally perpetual. The creation of a trust preferred generally begins with a company establishing a Delaware limited business trust. The trust issues preferred securities to the public and uses the proceeds to purchase junior subordinated debentures from that company. The terms of the debentures are essentially the same as the terms of the preferred securities. Trust preferred securities represent the "preferred" interest in trusts that hold junior subordinated deferrable debentures of the issuer. The parent may then use the proceeds for general corporate purposes.

● Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and the Subadvisers’ views on the marketplace for such securities. The Fund’s portfolio composition can be expected to vary over time based on the Subadvisers’ assessment of market conditions.

Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of involving Financial Leverage Instruments, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objective. A reasonable start-up period following any offering would not be expected to exceed three months.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when considered appropriate by the Subadvisers, which may cause the Fund to have a high portfolio turnover rate.  This may result in increased transaction costs and realized capital gains.  There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Subadvisers, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See “Tax Matters.”

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Stock and, if issued, preferred stock voting as a single class, as well as by the vote of a majority of the outstanding preferred stock tabulated separately. A “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2 more than 50% of the shares, whichever of (1) or (2) is less. See “Investment Objective, Policies and Limitations” and “Investment Strategies, Techniques and Risks” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund. See “Description of Shares—Preferred Stock—Voting Rights” and the SAI under “Description of Shares—Preferred Stock—Voting Rights” for additional information with respect to the voting rights of holders of preferred stock.

The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund’s potential utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Stockholders or the Fund’s ability to achieve its investment objective.

USE OF LEVERAGE

Subject to market conditions and other factors, as soon as practicable after the completion of the offering of the Common Stock, the Fund currently intends to utilize leverage. The Fund reserves the right to use leverage to the extent permitted by the 1940 Act and may utilize more than one type of Financial Leverage Instruments.  The Financial Leverage Instruments will have complete priority upon distribution of assets over the Common Stock.  The issuance of Financial Leverage Instruments will leverage the Common Stock. Leverage involves special risks, and there is no assurance that the Fund’s leveraging strategies will be successful.  The timing and other terms of the offering of Financial Leverage Instruments will be determined by the Board of Directors.  If the Fund uses Financial Leverage Instruments, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Stock.  See “Summary of Fund Expenses” above. The Fund expects to invest the net proceeds of any Financial Leverage Instruments used in accordance with the investment program described in this Prospectus.

The Fund expects that fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the yields on the additional debt securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If not, however, the use of Financial Leverage Instruments could reduce the distribution yields and returns to Common Stockholders. In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share of Common Stock to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds from the use of Financial Leverage Instruments.  Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of any Financial Leverage Instruments.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s capital is at least 200% of the liquidation value of the outstanding preferred stock plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s capital satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, the Fund currently intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has preferred stock outstanding, two of the Fund’s Directors will be designated for election by the preferred stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and preferred stockholders voting together as a single class. In the event the Fund failed to pay distributions on preferred stock for two consecutive years, preferred stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this Prospectus, the Fund’s “capital” means the total assets of the Fund less all liabilities and indebtedness not representing preferred stock or other senior securities. The liquidation preference of the preferred stock is not a liability or permanent equity.

Under the 1940 Act, the Fund generally is not permitted to issue notes, borrow money or issue other debt securities, unless immediately after such issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the notes, borrowing or other debt securities is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by notes, borrowings or other debt securities is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund issues notes, borrows money or issues other debt securities, the Fund currently intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding notes, borrowings or other debt securities to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

If the Fund uses Financial Leverage Instruments and one or more rating agencies issue ratings for the Financial Leverage Instruments, the Fund may be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, to the extent that the Fund believes that the covenants and guidelines required by these agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain a rating on Financial Leverage Instruments, the Fund may not use Financial Leverage Instruments.

If the Fund borrows money, it may be subject to certain restrictions imposed by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions would impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing leverage, the amount of the fees paid to NB Management for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets. Because fees and expenses of Financial Leverage Instruments would be paid by the Fund at a specified rate, only Common Stockholders would bear the Fund’s fees and expenses.

Unless and until the Fund utilizes leverage, the Common Stock will not be leveraged and this section will not apply.

Effects of Leverage

Assuming (1) that the proceeds from leverage will represent in the aggregate approximately [x]%% of the Fund’s total assets after the issuance of such leverage, and (2) the Fund will pay fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%, then the incremental income generated by the Fund’s portfolio (net of estimated expenses, including expenses related to the leverage) must exceed approximately [___]% to cover such fees and expenses specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration. Actual fees and expenses of leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately [x]% of the Fund’s total assets after such issuance, and the Fund’s currently projected rate of fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%.  See “Risks.”  The table does not reflect any offering costs of Common Stock or Financial Leverage Instruments.

Assumed Portfolio Total Return	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Stock Total Return	([___]%)	([___]%)	([___]%)	[___]%	[___]%

Common Stock total return is composed of two elements—the Common Stock distributions paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

Other Forms of Leverage

In addition to the use of Financial Leverage Instruments, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  To the extent the Fund “covers” its obligations under these transactions (i.e., the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations), such transactions should not be treated as prohibited senior securities under the 1940 Act.  However, these transactions, even if covered, may give rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of distributions or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

Swaps and Caps

In connection with the Fund’s potential use of leverage or for other reasons, the Fund may enter into swaps, caps, or other interest rate derivatives transactions. Typically interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage. The payment obligation would be based on the notional amount of the swap.

Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps with the intent to eliminate the risk that an increase in short-term interest rates could have on Common Stock net earnings, including as a result of leverage.

The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund currently intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid.

The use of interest rate swaps, caps, and floors (“interest rate instruments”) is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Stock. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under an interest rate instrument could decline and thus could result in a decline in the NAV of the Common Stock. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce Common Stock net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on an interest rate swap , the swap will enhance Common Stock net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Stock by limiting the Fund’s leverage expense during the term of the cap. Buying interest rate caps could also decrease the Fund’s net earnings if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate instruments other than as described in this Prospectus. The Fund will monitor any interest rate instrument transactions with a view to ensuring that it remains in compliance with all applicable federal tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  Additionally, in the event that a the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Stock.

To the extent that the Fund enters into an interest rate swap or cap transaction that is not centrally cleared, although there is no guarantee that the counterparty will not default, the Fund will not enter into such  transaction with any counterparty that a Subadvisers believes does not have the financial resources to honor its obligation under the transaction. Further, the Subadvisers will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Stock.

The Fund may choose or be required to decrease the amount of its Financial Leverage Instruments. Such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

In December 2012, the CFTC issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund's ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

Futures and Options on Futures

The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund anticipates that it will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund may purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer’s futures contract margin account. If the Fund sells (“writes”) options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

Futures contracts are centrally cleared, and therefore are subject to the creditworthiness of the clearing organization involved in the transaction, as discussed above.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Stock at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund Distributions.

Newly Organized. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or history of public trading.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your Common Stock at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Distributions.  Your investment in Common Stock will represent an indirect investment in the assets owned by the Fund, substantially all of which currently trade in the over-the-counter markets.  The market value of your Common Stock may trade at a discount to the Fund’s NAV per share. The value of the

Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably.  The Fund currently intends to utilize leverage, which magnifies market risk. An investment in Common Stock is not intended to constitute a complete investment program and should not be viewed as such.  The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.  See “Risks—Market Price Discount From Net Asset Value of Shares” and “Use of Leverage.”

Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the Subadvisers in implementing the Fund’s investment strategy in pursuit of its objective.  To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to the Subadvisers and its selection and oversight of the Subadvisers.  The Subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.  A Subadviser’s strategy may be out of favor at any time.  In addition, because each Subadviser makes its trading decisions independently, it is possible that the Subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time.  This may cause additional brokerage and other expenses and the Fund may incur losses as a result.  Some Subadvisers have little experience managing registered investment companies which, unlike the hedge funds these Subadvisers have been managing, are subject to certain legal and tax-related restrictions on their investments or operations.

In the absence of exemptive relief from Section 15 of the 1940 Act, when a new Subadviser is proposed for the Fund, stockholders will be required to approve the subadvisory agreement with that Subadviser. Similarly, if an existing subadvisory agreement were to be amended in any material respect, stockholders would be required to approve the change.  Moreover, if a subadvisory agreement were “assigned” as a result of a change in control of a Subadviser, the stockholders would be required to approve retaining the existing Subadviser.  In all of these instances, the need for stockholder approval requires the Fund to call and hold a stockholder meeting, create and distribute proxy materials, and solicit votes from stockholders, and generally necessitates the retention of a proxy solicitor.

Obtaining stockholder approval may be a time-intensive, expensive and slow process. There are inherent delays in holding stockholder meetings, including those associated with the attendant difficulty in obtaining the necessary quorums.  In some cases, the Fund may be unable to obtain stockholder approval of a subadvisory agreement or amendment thereto, which may delay or prevent the Fund from gaining exposure to a management strategy that the Manager deems to be advisable or in best interest of the Fund and its stockholders.  Therefore, the Fund may be unable to achieve its goals.

If the Fund has difficulty obtaining stockholder approval of a subadvisory agreement or amendment thereto, subsequent attempts to hire or replace Subadvisers may be more challenging.  Subadvisers may become reluctant to consider entering into agreements with the Fund if they are aware that the Fund may have difficultly obtaining stockholder approval of the subadvisory agreement or to renew or amend the subadvisory agreement in the future.

Where there has been an unexpected Subadviser resignation or change in control—events that would be beyond the control of the Manager and the Fund—the Fund may be forced to operate without a particular Subadviser or with less than an optimum number of Subadvisers.  The Board of Directors may approve an interim subadvisory agreement if a contract with a former Subadviser has been terminated but will only have 150 days to obtain stockholder approval for the agreement.  The Fund and/or the Subadviser may be reluctant to rely on an interim agreement if it believes that 150 days will be insufficient to obtain stockholder approval.  This may delay the maintenance of the former Subadviser.  The sudden loss of a Subadviser could be disruptive to the operation of the Fund.

The need to obtain stockholder approval of subadvisory agreements may increase the likelihood that activist investors will seek arbitrage opportunities to the detriment of other stockholders.  Activist shareholders may attempt to pressure the Fund by contesting the approval of subadvisory agreements or amendments thereto or through other proxy contests or other means.  Proxy contests may be expensive and may negatively impact the Fund and its stockholders because, among other things, they may increase the costs of any stockholder meeting and related solicitation, for example by necessitating additional mailings to stockholders at elevated costs.  Additionally, the Board and Fund management may have to devote substantial time, attention and resources to proxy contest related matters.

The Manager may be less efficient or effective at performing its job of managing the Fund’s assets by overseeing, monitoring and evaluating the Subadvisers than an adviser for an open-end fund to which the SEC has granted exemptive relief from Section 15 of the 1940 Act.  The Manager may be unable to—select, supervise and evaluate of the Subadvisers without incurring unnecessary delays or expenses.

Anti-Takeover Provisions. The Fund’s Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions include: (1) super-majority vote requirements for certain transactions; (2) limitations on derivative actions by stockholders and restrictions on the forum for litigation in actions against the Fund; and (3) limitations on the ability of stockholders to own, and possible forfeiture amounts, in excess of (a) 9.8% of Common Stock or any other class or series of the Fund’s capital stock that the Board may designate or (b) 9.8% of the aggregate of all Common Stock and such other classes or series of the Fund’s capital stock so designated by the Board.  If the Fund were converted to open-end status, the Fund would have to redeem any Financial Leverage Instruments issued.  The Fund has opted in to the Maryland Business Combination Act, which in general prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. The Fund has also adopted other anti-takeover measures. Holders of Common Stock may therefore be less likely to experience the temporary increase in stock price that often accompanies an attempted take-over, merger, or open-ending. See “Anti-Takeover and Other Provisions in the Articles of Incorporation.”

Asset Allocation Risk.  The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the NB Management may make less than optimal or poor asset allocation decisions. The asset classes in which the Fund seeks investment exposure can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among equity and debt securities and currencies. If the Fund favors exposure to an asset class during a period when that asset class underperforms other asset classes, performance may suffer.

Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration) to a greater degree than many other debt securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.  Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement.  In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.  In addition, the Fund’s level of investment in asset-backed securities of a particular type or issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.  Asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Bankruptcy Cases Risk.  Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company's competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. The Fund intends to invest in debt. The debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer's fundamental values. Such investments can result in a total loss of principal. Investment in the debt of financially distressed companies domiciled outside the U.S. involves additional risks. Bankruptcy law and process may differ substantially from that in the U.S., resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. U.S. bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund's influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such when they take over management and functional operating control of debtor. In those cases where the Fund, by virtue of such action, is found to exercise "domination and control" of a debtor, the Fund may lose its priority if the debtor can demonstrate that its business was adversely impacted or other creditors and equity holders were harmed by the Fund. The Manager or a Subadviser, on behalf of the Fund, may elect to serve on creditors' committees, equity holders' committees or other groups to ensure preservation or enhancement of the Fund position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Manager or a Subadviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it will resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, and as discussed above, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its investments in such company while it continues to be represented on such committee or group.  The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Call Risk. Some debt securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low or declining.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par)

only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.  The capital appreciation potential of a debt security will be reduced because the price of a callable debt security may not rise much above the price at which the issuer may call the security.

Capital Risk.  As a closed-end management company, the Fund raises capital primarily through an IPO.  There can be no assurance as to the amount of capital that will be raised in the Fund’s IPO and the amount of capital raised may be insufficient to implement or maintain the investment strategies that the Manager deems to be advisable or in the best interest of the Fund and its stockholders. The Manager will have a fixed capital structure in which to invest and will not have daily inflows of money.  Closed-end funds typically do not create new shares. Therefore, if a Subadviser’s performance is poor and the Fund loses money, the Fund will not be able to easily raise additional capital to support or maintain its investment strategies.  As a result, the Fund may be forced to operate without the optimum mix of investment strategies.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may not realize gains and could experience losses. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may experience losses. In addition, certain catalysts, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience.

Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Stock, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Collateralized Loan Obligations (“CLOs”). CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of CLOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CLOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the CLOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLOs. Furthermore, CLO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied.

Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche. Payments to holders of CLOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CLOs are limited recourse, may not be paid in full and may be subject to up to 100% loss. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Confidential Information Risk. In managing the Fund, the Manager and the Subadvisers may from time to time have the opportunity to receive Confidential Information about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide the Manager with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, the Manager may (but is not required to) seek to avoid receipt of Confidential

Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other Manager clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, the Manager’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. The Manager may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Manager intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a the Manager or a Subadviser has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Subadviser must allocate his time and investment ideas across multiple funds and accounts. A Subadviser may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and that may include transactions that are directly contrary to the positions taken by the Fund. For example, a Subadviser may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such case, the Subadviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Subadviser identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the a Subadviser has a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Subadviser is responsible.

NB Management, NBAIM, the Subadvisers and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. In certain cases, such as where multiple client accounts are seeking the purchase the same security, such procedures can help assure that all accounts are treated fairly, but cannot alleviate the basic problem caused when there are insufficient securities available to satisfy all of the accounts.

Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index  involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Counterparty Risk. The Fund will be subject to various risks, including credit risk, with respect to counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concentrations of derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Fund’s investments in the OTC derivatives market introduce counterparty risk due to the possibility that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations. The Fund’s investments in the futures markets also introduce the risk that its FCM could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.  Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.  In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Fitch, or Moody’s, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. In the wake of the financial crisis, some rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded.  A rating may become stale in that it fails to reflect changes in an issuer’s financial condition.  Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.  Rating agencies may fail to make timely credit ratings in response to subsequent events.

Credit Risk. Credit risk is the risk that an issuer of a debt security becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk and the prices of such securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-rated debt securities. Debt securities of below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of debt securities in which the Fund may invest would be more likely to decline, all other things being equal. With respect to the Fund's investments in loans, while a senior position in the capital structure of a borrower may provide some protection from credit risk, losses may still occur because the market value of a loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. If rating agencies lower their ratings of debt securities in the Fund’s portfolio, the value of those obligations could decline, which could reduce the asset coverage on any Financial Leverage Instruments used by the Fund and negatively impact the rating agencies’ ratings of such Financial Leverage Instruments and increase the fees and expenses that the Fund must pay on such Financial Leverage Instruments. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition, management performance, management changes, labor relations, collapse of key suppliers of customers, material changes in overhead, financial leverage or a reduced demand for the issuer’s goods and services, or factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions, may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations and, correspondingly, the NAV of the Fund.  Entities providing credit or liquidity support also can be affected by these types of changes.

For mortgage-backed securities, credit risk involves two types: delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed collateral or the Fund's inherent right to forgive principal or modify a debt instrument. For MBS, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners and other market factors.

Creditors' Rights and Enforceability of Security. The Fund's investments may be subject to various laws for the protection of creditors in the jurisdictions of incorporation of the issuers or borrowers and, if different, the jurisdictions from which they conduct business and in which they hold assets, which may adversely affect an issuer's or borrower's ability to make payment in full or on a timely basis. These insolvency considerations will differ depending on the country in which an obligor or its assets are located and may differ depending on the legal status of the obligor. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than in the UK or the United States, including where it seeks to enforce any security it may hold as a creditor.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, indexes (or relationship between two indexes) or events. In connection with the Fund’s anticipated use of leverage, the Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions.  The Fund’s use of derivatives involves risks different from, and in some respects greater than, the risks associated with directly investing in more traditional investments, such as stocks and bonds. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.  Derivatives can increase portfolio turnover and transaction costs.  Additionally, the use of derivatives may require the

Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.  Derivatives can be highly complex and may perform in ways unanticipated by the Manager or a Subadviser. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to stockholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The Fund may be required to enter into derivatives transactions via exchanges and clearing organizations. Because the Fund is not a member of a clearing organization, if the Fund is required by the SEC or the CFTC to centrally clear a derivative, the Fund would need to enter into clearing documentation with a member of a clearing organization, a process that would introduce counterparty risk to the Fund, which is described in greater detail below. While unlikely, the Fund would also be exposed to the risk that a clearing organization could experience financial difficulty that would result in losses to the Fund in the event that the prudential measures taken by the clearing organization are insufficient.

The Fund will likely be required to segregate assets to cover its obligations relating to its purchase of derivative instruments in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market obligation under futures contracts that are contractually required to cash settle. For futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. By setting aside assets equal to only its obligations under cash-settled futures contracts, the Fund may use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts, which may create an effect on the Fund similar to leverage.

Derivatives are subject to additional risks, such as credit risk, legal risk, leverage risk, liquidity risk, correlation risk, index risk, systemic risk, volatility risk, interest rate risk, counterparty risk and management risk.  Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

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Credit Risk. The counterparty in a derivative transaction may be unable to honor its financial obligation to the Fund, or the reference entity in a derivative may not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

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Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

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Leverage Risk. Leverage risk is the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk. Changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants, including that a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

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Volatility Risk. The Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

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Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange-traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

The risks of specific types of derivative instruments are listed below.

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Contracts for Differences. Unlike futures and options contracts, contracts for difference can only be settled in cash and typically are referenced to indices, rates or currencies. Where the Fund invests in a contract for differences it will carry the same risks as investing in a future or an option as discussed above. Transactions in contracts for differences may also have a contingent liability and the risks of this are discussed below.

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Credit-Linked Notes.  CLNs are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. They also are subject to currency risk, liquidity risk, valuation risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

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Futures and Forward Contracts, including NDFs. Futures and forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

●	Forward Contracts. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts.  Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Options.  There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. If the Subadvisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options may lower the Fund’s return.

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Structured Notes.  Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

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Swap Agreements.  Swaps may be subject to interest rate risk, market risk, counterparty risk, liquidity risk, credit risk, currency risk, hedging risk, and valuation risk. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Total return and credit default swaps, including swaps on baskets of securities or indices (such as the CDX indices), are subject to performance and credit risk on the underlying assets. Total return swaps are subject to hedging risk. Interest rate swaps are subject to interest rate and credit risk. Cross-currency swaps are subject to currency risk. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments

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Credit Default Swaps.  In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a “credit event,” such as a default or issuer insolvency occurs with respect to one or more underlying or “reference” bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to credit risk since the ability of the seller to make required payments is dependent on its creditworthiness.

Credit default swaps are subject to credit risk on the underlying investment, liquidity risk and counterparty risk. Credit default swaps are also subject to the risk that the Fund will not properly assess the creditworthiness of the issuer of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment.

●	Cross-Currency Swaps. Cross-currency swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.

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Interest Rate Swaps.  Interest rate swaps are subject to interest rate, credit and counterparty risk. An interest rate swap transaction could result in losses if interest rates change in a manner other than as anticipated. If the counterparty fails to meet its obligations the Fund may lose money.

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Total Return Swaps.  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Total return swaps can have the potential for unlimited losses. Total return swaps are subject to counterparty risk. If the counterparty fails to meet its obligations the Fund may lose money. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps can have the potential for unlimited losses.

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Structured Notes.  Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

Direct Debt Instruments Risk. Direct debt includes interests in Bank Loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which the Fund may invest may be rated below investment grade or, if unrated, considered by the Subadvisers to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments with floating rates held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. Distressed securities frequently do not produce income while they are outstanding.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Any securities the Fund receives upon completion of an exchange offer or plan or reorganization may be restricted as to resale. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer, and its condition may be changing rapidly. The Subadvisers’ judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

Energy Companies Risk. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and significantly due to any one or more of the following risks:

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Midstream Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

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Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

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Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate, interstate and international transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.  To the extent that MLPs have exposure to changes in commodity prices, they may enter into hedging arrangements to protect themselves from such commodity price fluctuations. These hedging arrangements may not be successful because, among other things, they may mitigate the impact of changes in commodity prices only through their expiration, and thus do not protect against long-term price movements. Further, hedging arrangements may not eliminate risks associated with basis differential risk or commodity quality risk.

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Regulatory Risk. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation (sometimes with retroactive effect), thus adding to the potential liability an energy company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

Certain of the Fund’s investments may be in MLPs and similar entities the operations of which are subject to FERC rate-making policies. Certain MLPs and similar entities, in order to comply with those policies, may require the owners of their units to be (1) individuals or entities subject to federal income taxation on the income they generate or (2) entities not subject to federal income taxation on that income, so long as all of the entity’s owners are subject to such taxation. Other existing or future MLPs or similar entities the operations of which are subject to FERC regulation may institute similar ownership requirements.

●	Operational Risk. Energy companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly-acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights-of-way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

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Risk of Political or Economic Instability.  Many of the countries or regions of the world in which resource extraction takes place suffer from political or economic instability.  Events in these countries could lead to frustration of deals for acquisitions, destruction of production or transportation facilities, delays or other disruptions in production and/or transportation, and additional costs for operating in those countries or regions.  It is not possible to determine where or when such events may occur or their significance for any particular MLP or for the world market in any particular resource.

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U.S. Federal Budget Risk.  From year to year, the U.S. federal budget may modify certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy industry generally.

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Depletion Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products or their chemical derivatives on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an energy company is not able to raise capital on favorable terms, it may also be unable to add to or maintain its reserves.

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Industry Specific Risks. The Fund intends to invest in businesses that engage in oil and gas and mineral development, processing, transportation and marketing. Oil and gas drilling may involve unprofitable efforts, not only from dry holes, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. Acquiring, developing and exploring for oil and natural gas involves many risks. These risks include encountering unexpected formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and other accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other environmental risks. Crude oil, natural gas, refined products and NGL transportation are subject to demand for crude oil, natural gas, refined products and NGLs in the markets served by the pipeline, and are subject to sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Natural gas processing is subject to reduced throughput from declines in natural gas production. A prolonged depression in the price of natural gas could curtail production due to lack of drilling activity and negatively impact throughput. Further, many processing contracts include provisions in which the revenue generated by the processor is dependent upon the price of the NGLs and natural gas. Thus, declines in the prices of NGL products and natural gas prices may result in lower processing margins. Coal mining is subject to inherent risks including unexpected equipment or maintenance problems, variations in geological conditions, natural disasters, underground mine flooding, environmental hazards, industrial accidents, explosions caused by the ignition of coal dust or other explosive materials at mine sites and fires caused by the spontaneous combustion of coal. Demand for coal is subject to variability based on weather conditions, domestic and worldwide economy, the level of coal stockpiles in the customer base and the general level of prices of competing sources of fuel for electric generation. The supply of coal is also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets the 1990 Clean Air Act standards.

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Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an energy company’s parents or sponsors to satisfy its payments or obligations would impact the energy company’s revenues and cash flows and ability to make interest payments and/or distributions.

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Financing Risk. Some of the energy companies in which the Fund will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their financial obligations.

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Catastrophe Risk. The operations of MLPs and other energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, exploration for or marketing of natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters, by human error or by acts of terrorism; inadvertent damage to construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other energy companies are fully insured against all risks inherent to their businesses, and not all MLPs and other energy companies carry business interruption insurance. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s operations and financial condition.  Any increase in governmental regulation to mitigate the risk of catastrophes, such as recent oil spills, could increase insurance premiums and other operating costs for MLPs and other natural resource companies.

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Weather Risk. Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, could result in significant and temporary interruptions in the supply of energy and power. This volatility could create temporary fluctuations in commodity prices, energy distribution patterns and earnings of energy companies. Moreover, extreme weather patterns, such as recent Hurricane Katrina, could adversely impact the value of the securities in which the Fund invests.

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Environmental Risk. Environmental laws, regulations and regulatory initiatives play a significant role in the energy industry and can have a substantial impact on investments in this industry. For example, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures.

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Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Reserve Risks. MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

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MLP Tax Risk. The benefit the Fund will derive from its investment in an MLP is largely dependent on the MLP’s being treated as a partnership for federal tax purposes, because an MLP that is so treated has no federal income tax liability at the entity level. If, as a result of a change in the current law, a change in business profile, or a failure to satisfy the requirements of current law for any reason, an MLP were treated as a corporation for those purposes, it would be subject to federal income tax on its taxable income at graduated tax rates (currently a maximum rate of [35]%), with the result that the amount of cash available for distribution by it would be reduced, distributions the Fund received from it would be taxed as dividend income, non-taxable basis reductions, or capital gain, and the value of the Fund’s investment in the MLP would be adversely affected. Therefore, treatment of one or more MLPs in which the Fund invests as corporations for federal tax purposes would result in a reduction in the after-tax return to the Fund.

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Other Risks for Energy Companies.   A variety of factors may adversely affect the business or operations of companies in the energy industry, including: competition within the industry; the cyclical nature of the industry; high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of midstream services; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. Because many investors purchase equity securities with borrowed money, an increase in interest rates generally brings a decline in equity prices.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid. A passively managed ETF may not fully replicate the performance of its benchmark index because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.  An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may experience losses. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends.

Event-Linked Securities Risk. Event-linked securities are issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables— insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk.  The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Foreign and Emerging Market Securities Risk. The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information about the issuer, the markets or the local government or economy will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, differing auditing and legal standards and, because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to social, political or economic instability, nationalization or expropriation of assets, and the adoption of governmental restrictions that may restrict the ability of issuers to pay principal or interest payments to investors located outside of the country. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.  As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. The effect of recent worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Over a given period of time, foreign securities may underperform U.S. securities – sometimes for years. The Fund could also underperform if it invest in countries or regions whose economic performance falls short. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

The Fund may invest in ADRs.   ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Geopolitical and Market Disruption Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Afghanistan cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from the OPEC production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical or other causes, higher fuel prices and any subsequent price increases could adversely affect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual natural resources company or related groups of natural resources companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Fund.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Changes in government policy may exacerbate the market’s difficulties. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Manager’s and the Subadvisers’ abilities to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Manager’s and the Subadvisers’ judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Further, these hedging strategies may generate taxable income.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging is not always successful; the Fund is not insuring against loss

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates.  In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce the Fund’s returns.

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments, such as preferred stock and debt securities, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.  Floating rate securities can be less sensitive to interest rate changes, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates.  Generally, the longer the maturity or duration of a fixed-income security, the more its value falls in response to a given rise in interest rates.  The Fund’s investment in such securities means that its net assets, market price, and the asset coverage for any Financial Leverage Instruments used by the Fund will tend to decline if market interest rates rise.  Fluctuations in the value of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s NAV. With respect to the Fund’s investments in floating rate loans, investments in such loans may reduce fluctuations in NAV of the Fund resulting from changes in market interest rates; however, the rate of interest received by the Fund on floating rate securities it already owns will generally rise or fall with market rates. An increase in interest rates can impact other markets as well. For example, because investors may buy derivatives with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years, partly because of U.S. government policies, which may be under reconsideration, and there is a greater than normal risk that the Fund’s portfolio will decline in value due to rising interest rates. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.  Although the government is tapering its support for low rates gradually and signaling the markets as to its intentions, any particular rate increase may be significant and unexpected.  The Fund currently intends to utilize leverage, which magnifies the interest rate risks.

Interest Rate Transactions Risk. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the NAV of the Common Stock. See “Interest Rate Transactions.”

Investments in Equity Securities Incidental to Investments in Bank Loans. From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Bank Loan or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Bank Loans entail certain risks in addition to those associated with investments in Bank Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Bank Loans of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may from time to time possess material non-public information about a borrower as a result of its ownership of a Bank Loan of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Manager or the Subadvisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Liquidity Risk. The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s NAV. The sale of illiquid securities often requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities that are illiquid and may be prohibited from disposing of such securities for specified periods of time. Restricted securities that are illiquid may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities. Similar risks are associated with certain derivatives in which the Fund may invest.

Management Risk. The Fund's portfolio is subject to investment management risk because it will be actively managed investment portfolio. The Manager and the Subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from more traditional types of securities.  The decisions with respect to the management of the Fund are made exclusively by the Manager, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Subadvisers are responsible for the trading and investment decisions of the Fund.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (1) the securities of closed-end funds are not redeemable, which enables the Manager normally to invest or allocate to Subadvisers substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (2) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below NAV. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Volatility Risk. Markets are volatile and values of individual securities and other investments can decline significantly, and sometimes rapidly, in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer can impact a market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt the Manager’s or a Subadviser’s investment program if it abruptly changes pricing relationships on which the Manager and/or the Subadviser, as applicable, was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which the Manager or a Subadviser was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Mezzanine Investments Risk. Mezzanine investments of the type in which the Fund may invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitializations and later stage growth financings, and are generally rated below investment-grade or not-rated. Mezzanine investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine investments are subject to the same risks associated with high yield securities. Additional risks include the relative illiquidity of the investment, due to the relatively small number of holders of any particular mezzanine investment.

MLP Risk. MLPs are exposed to many of the same risks as energy companies. In addition, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units or similar securities have limited control and voting rights on matters affecting the entity in which they hold an interest. In addition, there are certain tax risks associated with an investment in MLP units  and conflicts of interest exist between common unitholders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.

The Fund’s MLP investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments.

The risks of investing in MLPs includes competition risk.  A number of alternatives as vehicles for investment in a portfolio of MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes in the last decade have increased the ability of regulated investment companies and other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to implement a strategy related to MLPs, which in turn could adversely impact its ability to make distributions.

Mortgage-Backed Securities Risk. MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

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RMBS Risk. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

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Agency RMBS Risk. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In  2008, FHFA placed FNMA and

FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents  related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

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Non-Agency RMBS Risk. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

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CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

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Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

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Collateralized Mortgage Obligations Risk. Mortgage-backed securities may be issued in the form of CMOs or CBOs. CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Mortgage Market/Subprime Risk. The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

New Types of Securities Risk. From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Manager or a Subadviser believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Through its investment in other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses. Also, an investor in the Fund may receive taxable gains from portfolio transactions by the underlying investment company, as well as taxable gains from transactions in shares of the investment company by the Fund.

Portfolio Turnover. Certain of the Subadvisers may engage in active and frequent trading.  The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover is no considered a limiting factor in the execution of investment decisions for the Fund.  This may result in increased transaction costs and realized capital gains.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments and may generate a greater amount of capital gain distributions to stockholders than if the Fund had a lower portfolio turnover rate. It is possible that the Fund may distribute sizable capital gain distributions to stockholders, regardless of the Fund’s performance.  See “The Fund’s Investments—Investment Strategies and Parameters of the Fund’s Portfolio—Portfolio Turnover.”

Post-Reorganization Securities Risk. Post-reorganization securities typically entail a higher degree of risk than investments in securities of companies which have not undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If the Manager’s or a Subadviser’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience a loss.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Payment Deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip “noncumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any corresponding cash.

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Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

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Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Unlike preferred stocks, distributions from trust preferred securities are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Distributions on trust preferred securities will be made only if interest payments on the related interest-bearing notes of the operating company are made. Because a corporation issuing the interest-bearing notes may defer interest payments on these instruments for up to 20 consecutive quarters, if such election is made distributions will not be made on the trust preferred securities during the deferral period. Further, certain tax or regulatory events may trigger the redemption of the interest-bearing notes by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Manager or a Subadviser believe that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, a Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of securities, including, but not limited to, mortgage-backed, asset backed, and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S.

Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile.  Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Reinvestment Risk. Income from the Fund’s investments will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return or the Common Stock’s market price.  For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because a Subadviser believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Fund.

Reliance on Service Providers. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager and/or  Subadvisers may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Risk Management. The Manager undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Subadvisers or Manager will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks of Bank Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including Bank Loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., monthly, quarterly or semi-annually). The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate) or a particular bank’s prime rate.

Bank Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured Bank Loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Bank Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

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Agents.  Bank Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical Bank Loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of Bank Loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a Bank Loan or suffer a loss of principal and/or interest.

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Available Information. Bank Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific Bank Loan historically has been less extensive than if the Bank Loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

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Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

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Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a Bank Loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

●	Some Bank Loans are unsecured. If the borrower defaults on an unsecured Bank Loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

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Creditworthiness.  The Fund’s ability to receive payments in connection with Bank Loans depends on the financial condition of the borrower. The Subadvisers will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Subadvisers’  analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a Bank Loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Subadviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

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Fees and Expenses. Purchasers and sellers of Bank Loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential Bank Loan investments, including legal fees.

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Junior Loans.  The Fund may invest in Junior Loans. In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

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Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

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Liquidity. Bank Loans are generally subject to legal or contractual restrictions on resale.  Bank Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for Bank Loan interests.

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Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If the Fund acquires a participation interest in a Bank Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

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Prepayment Risk and Maturity. Because many Bank Loans are repaid early, the actual maturity of Bank Loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay Bank Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate Bank Loans can be less sensitive to prepayment risk, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

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Ratings. Bank Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Subadvisers.

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Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the Bank Loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding Bank Loan.

Risks of Below Investment Grade Securities. Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.”  Investment in below investment grade debt securities (also called high-yield debt securities”) involves substantial risk of loss.  Below investment grade debt securities are considered predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity.  The market value of these securities tends to be volatile. Ratings of a security may not accurately reflect the actual credit risk associated with such security. To the extent that the rating assigned to a security is downgraded by any rating agency, the market price and liquidity of such security may be adversely affected.  If a negative perception of the below investment grade debt securities market develops, the price and liquidity of high yield debt securities could be depressed and this negative perception may last for a significant period of time. Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.

Below investment grade debt securities are less liquid than investment grade debt securities.  There are fewer dealers in the market for high-yield debt securities than for investment grade debt securities.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much higher than for high-quality instruments.  Under adverse market or economic conditions, the secondary market for below investment grade debt securities may contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices that had been used in calculating the Fund’s NAV.  In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of a Subadviser.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Risks of Leverage. Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. The Fund’s potential use of leverage will create special risk not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the NAV of the Common Stock and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any leverage than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such leverage, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such leverage, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.  The Fund anticipates entering into interest rate swap or cap transactions or purchasing futures contracts or options on futures with the intent to reduce or eliminate this risk.  There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating this risk.  See “Interest Rate Transactions.”  The costs of using leverage are borne entirely by Common Stockholders.  There can be no assurance that the Fund’s leverage strategy will be successful.

The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Because preferred stock may have a fixed liquidation value and notes, borrowings or other debt securities may have a fixed principal value, any decline in the NAV of the Fund’s investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to Common Stockholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Stock. The Fund currently intends to use Financial Leverage Instruments to obtain leverage. See “Use of Leverage.”

To the extent that the Fund is required to decrease the amount of any Financial Leverage Instruments, the Fund may need to liquidate investments to fund such reductions. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap or seeking to sell any futures contract or options on futures. See “Interest Rate Transactions.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease the amount of its Financial Leverage Instruments to meet regulatory or rating agency requirements.  Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

The Fund may not declare or pay any Distributions on preferred stock or Common Stock unless it satisfies certain conditions.  These limitations on the payment of Distributions might impair the Fund’s ability to attain and/or  maintain qualification for treatment as a RIC.  The Fund currently intends to decrease the amount of any Financial Leverage Instruments if necessary to comply with the asset coverage requirement mentioned above.  There can be no assurance, however, that such reductions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a RIC.

The principal rating agencies have recently tightened the standards they apply in determining the ratings of particular securities and may do so again in the future. This could raise the cost to the Fund of leverage through the issuance of any rated security either directly (because the Fund would have to accept lower ratings and therefore pay interest, distributions or fees to the holders of those securities at higher rates) or indirectly (because, for example, the Fund would have to either decrease its leverage or establish greater reserves, and therefore might have to accept lower investment returns).

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.

Risks of Leveraged Structure. The Fund’s potential use of leverage will create special risks not associated with unleveraged funds having a similar investment objective and policies. These include greater volatility of the NAV and market price of Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by assets attributable to the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. In addition, increases and decreases in the value of the Fund’s portfolio investments will be magnified when the Fund uses leverage.  Common Stock income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund’s total return.  The costs of using leverage are borne entirely by the  Common Stockholders.  The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease its leverage to meet regulatory or rating agency requirements or may voluntarily decrease the leverage of the Fund.  Certain types of borrowing may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

The principal rating agencies have recently tightened the standards they apply in determining the ratings of particular securities and may do so again in the future. This could raise the cost to the Fund of leverage through the issuance of any rated security either directly (because the Fund would have to accept lower ratings and therefore pay interest, distribution or fees to the holders of those securities at higher rates) or indirectly (because, for example, the Fund would have to either decrease its leverage or establish greater reserves, and therefore might have to accept lower investment returns).

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the Fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See “Risks—Risks of Leverage.”

Risks of Repurchase Agreements.  Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Subadvisers review and monitor the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are generally collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Risks of Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other discount obligations and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.  Because federal tax law requires that accrued original issue discount and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.

Secondary Market for the Common Stock. The issuance of Common Stock through the DRIP may have an adverse effect on the secondary market for the Common Stock. The increase in the number of shares outstanding of Common Stock resulting from issuances pursuant to the DRIP and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the DRIP at any time when Common Stock is trading at a lower price than the Fund’s NAV per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the [      ] or through broker-dealers. The increase in the number of shares of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “Risks—Risks of Below Investment Grade Securities.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, and the Manager and the Subadvisers rely primarily on their own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Manager and the Subadvisers.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower.
Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the Borrower, or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Short Sale Risk. The Fund may utilize short sales for hedging, risk management and speculative purposes.  Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss for the Fund.

When the Fund is selling securities short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Spread and Credit Term Trading Risks. The Fund may purchase one asset and short another asset in the same or differing securitizations. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably.

Structured Investments Risk. The Fund may invest in structured products, including structured notes, CLNs and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the  value of the structured products owned by the Fund.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Synthetic Access to Investment Strategies Risk. The Manager may invest Fund assets in total return swaps that provide economic exposure to investment strategies or types of investments that cannot be obtained by allocating Fund assets to one of the Subadvisers.  Additionally, the

Manager also may use derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions.  The Fund may be unable to gain access to a strategy that the Manager deems advisable or in the best interest of the Fund and its stockholders if an adequate counterparty is unavailable or if the use of one of the abovementioned investment vehicles cannot be sufficiently tailored to a particular strategy.  Additionally, use of these investment vehicles to gain access to investment strategies exposes the Fund to the risks inherent in each of the investment vehicles.  See “[   ],” “[   ]” and “[  ].”

Tax Risk. The Fund intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company  taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the  excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Temporary Defensive Strategies Risk. When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, the Fund may not be pursuing, and may not achieve, its investment objective, and Common Stockholders o may be adversely affected.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001.

These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  High yield debt securities tend to be more volatile than investment grade debt securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities.

Uncertain Exit Strategies Risk. Due to the illiquid nature of certain positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Fund may be unable to predict with confidence what the exit strategy will ultimately be for any given  position, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Manager and/or the Subadvisers, as applicable may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the STRIPS program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading debt securities or for certain derivative transactions.  Debt securities and certain derivative transactions generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities and certain derivative transactions may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities or derivatives differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund’s books

Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

Some loans in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Loans are not listed on any national securities exchange and no active trading market may exist for the loans in which the Fund will invest. Where a secondary market exists, the market for some loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investments in certain special situations.  The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

When-Issued and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management, NBAIM, and the Subadvisers, as appropriate. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

NB Management will serve as the investment manager of the Fund.  Subject to the general supervision of the Board of Directors, NB Management will be responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of [       ], 2014, Neuberger Berman and its affiliates had $[  ]billion in assets under management.

NB Management will retain NBAIM to serve as investment adviser to the Fund.  NB Management and NBAIM are wholly-owned subsidiaries of Neuberger Berman Group LLC, a holding company that is majority owned by employees, located at 605 Third Avenue, New York, New York 10158-0180.

Investment Adviser

NB Management will retain NBAIM, which is located at 605 Third Avenue, New York, New York 10158-0180, to serve as investment adviser to the Fund, choose the Fund’s investments and handle its day-to-day business, including the oversight of the Subadvisers’ investment activities.

NB Management (and not the Fund) will pay for the services rendered by NBAIM by paying NBAIM an advisory fee payable on a monthly basis [at the annual rate of [___]% of the Fund’s average daily Managed Assets]. NBAIM serves as sub-adviser for certain of the open-end management investment companies and closed-end management investment companies managed by NB Management. NBAIM and NB Management employ experienced professionals that work in a competitive environment.

Portfolio Managers

David Kupperman, Ph.D., is a Managing Director of NB Management and NBAIM. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.

Jeff Majit, CFA, is a Managing Director of NB Management and NBAIM. He has been a Portfolio Manager with the firm since 2000.

The Fund is expected to be co-managed by David Kupperman, Ph.D. (Managing Director of NB Management and NBAIM) and Jeffrey Majit (Managing Director of NB Management and NBAIM).

Messrs. Kupperman and Majit, are primarily responsible for the day-to-day monitoring, allocations to and oversight of the Subadvisers. Messrs. Kupperman and Majit are also primarily responsible for security selection when the Manager invests the Fund’s assets directly.

All of the Portfolio Managers are collectively responsible for analysis of investment strategies, including strategies to be added to the Fund.

Please see the SAI for additional information about  each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of stock of each Fund.

Management Agreement

Pursuant to an investment management agreement between NB Management and the Fund (the “Management Agreement”), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of [x.xx%] of the Fund’s average daily Managed Assets for the services and facilities it provides. The liquidation preference of any preferred stock issued is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of [0.25]% of the Fund’s average daily Managed Assets for services provided under an Administration Agreement.

A discussion regarding the basis for the approval of the management and sub-advisory agreements by the Boards will be available in the Fund’s initial annual report to stockholders.

In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and distribution disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage Instruments, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  If Financial Leverage Instruments are structured such that their holders   receive a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of Financial Leverage Instruments. See “Use of Leverage.”

PORTFOLIO TRANSACTIONS

Affiliates of NB Management may act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of the Board of the quality and cost of execution.

In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use an affiliate of NB Management as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

NET ASSET VALUE

The NAV of a share of Common Stock is calculated by subtracting the Fund’s total liabilities (including liabilities from borrowings such as any outstanding notes) and the liquidation preference of any outstanding preferred stock from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing the Fund’s NAV by the number of Common Stock outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the

New York Stock Exchange (“NYSE”), usually 4 p.m. Eastern time, every day on which the NYSE is open.

The value of investments in debt securities and interest rate swaps by the Fund is determined by NB Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in equity securities by the Fund is determined by NB Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. In addition, for both debt and equity securities NB Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board has approved on the good faith belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe in good faith accurately reflects fair value.

Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund currently intends to distribute its net investment income on a quarterly basis. At least annually, the Fund intends to distribute all of its realized net long- and short-term capital gains, if any. Both quarterly and annual distributions to Common Stockholders will be made only after paying any accrued distributions on, or, if applicable, redeeming or liquidating, preferred stock, if any, and making interest and required principal payments on notes or any other borrowings, if any.  See “Tax Matters.”

The Fund has exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy permits the Fund to make regular cash distributions to Common Stockholders, at a fixed rate per share of Common Stock or at a fixed percentage of its NAV, that may include periodic distributions of realized net long- and short-term capital gains, or, in certain circumstances, return of capital.

Level-Rate Distribution Policy

Commencing with the Fund’s first distribution, the Fund currently intends to make regular quarterly cash distributions to Common Stockholders at a fixed rate per share of Common Stock based on its projected performance, which rate may be adjusted from time to time (“Level-Rate Distribution Policy”). The Fund’s ability to maintain a Level-Rate Distribution Policy will depend on a number of factors, including the stability of income received from its investments, Fund expenses, and fees and expenses associated with any Financial Leverage Instruments, if any.

The initial distribution to Common Stockholders is expected to be declared approximately 45 days, and paid 60 to 90 days, from the commencement of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. That income will consist of all distribution and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day.

To permit the Fund to maintain more stable quarterly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions the Fund pays for any particular quarterly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Stock’s NAV, and, correspondingly, distributions from net investment income will reduce the Common Stock’s NAV.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each quarterly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

While the Fund currently intends to pay a level distribution, investors should understand that there is no assurance that the Fund will always be able to pay a distribution, or that the distribution will be of any particular size.

Managed Distribution Policy

The Fund has received exemptive relief from the SEC under the 1940 Act facilitating the implementation of a Managed Dividend Policy. The Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy pursuant to this order. If implemented, the Managed Dividend Policy would supersede the Level-Rate Dividend Policy.

Under a Managed Dividend Policy, the Fund would intend to make quarterly distributions to Common Stockholders, at a fixed rate per share of Common Stock or a fixed percentage of its NAV, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any quarterly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund’s capital. If, for any fiscal year, the Fund’s total distributions exceeded such income and gains (an “Excess”), the Excess generally would first be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits, if any, and then would be treated by each Common Stockholder as a tax-free return of capital up to the amount of its tax basis in the Common Stock, with any amounts exceeding such basis being treated as gain from the sale of those shares of Common Stock.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each quarterly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

Any distribution of an Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of Directors reserves the right to change the Fund’s distribution policy from time to time.

DISTRIBUTION REINVESTMENT PLAN

[_________] (“Plan Agent”) will act as plan agent for stockholders who have not elected in writing to receive Distributions in cash (each a “Participant”), will open an account for each Participant under the DRIP in the same name as their then current Common Stock is registered, and will put the DRIP into effect for each Participant as of the first record date for a dividend or capital gain distribution.

Whenever the Fund declares a dividend or distribution with respect to the Common Stock, each Participant will receive such Distribution in additional shares of Common Stock, including fractional shares of Common Stock acquired by the Plan Agent and credited to each Participant’s account.  If on the payment date for a cash dividend or distribution, the NAV is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent shall automatically receive such shares of Common Stock, including fractions, for each Participant’s account.  The Fund's initial stockholder has approved

the Fund issuing new shares of Common Stock at times when the NAV per share exceeds the market price per share of Common Stock.   Except in the circumstances described in the next paragraph, the number of additional shares of Common Stock to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Common Stock by the greater of the NAV per share of Common Stock determined as of the date of purchase or 95% of the then current market price per share of Common Stock on the payment date.

Should the NAV per share of Common Stock exceed the market price per share of Common Stock plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Common Stock trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Common Stock (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Common Stock on the open market for each Participant’s account.  No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  If, at the close of business on any day during the purchase period the NAV per share of Common Stock equals or is less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution.  If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Common Stock at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share of Common Stock equals or is less than the market price per share of Common Stock, plus estimated brokerage commissions, such Common Stock to be issued in accordance with the terms specified in the third paragraph hereof.  These newly issued Common Stock will be valued at the then-current market price per share of Common Stock at the time such Common Stock is to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Common Stock on a particular date shall be the last sales price on the [      ] (or if the Common Stock are not listed on the [      ], such other exchange on which the Common Stock are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Stock on such exchange on such date and (b) the NAV per share of Common Stock on a particular date shall be the NAV per share of Common Stock most recently calculated by or on behalf of a Fund.  All dividends, distributions and other payments (whether made in cash or Common Stock) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where Common Stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.  Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected.  The Plan Agent shall have no responsibility as to the value of the Common Stock acquired for each Participant’s account.  For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Stock purchased by the Plan Agent as Plan Agent shall be the price per share of Common Stock allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee.  The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Stock so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof.  Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock, no certificates for a fractional share of Common Stock will be issued.  However, Distributions on fractional shares of Common Stock will be credited to each Participant’s account.  In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Stock at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Common Stock dividends or split of shares of Common Stock distributed by the Fund on Common Stock held by the Plan Agent for Participants will be credited to their accounts.  In the event that the Fund makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund.  Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing.  Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution.  The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions.  Upon any such appointment of any Plan Agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all Distributions payable on Common Stock held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions will be governed by the laws of the State of Maryland.

Additional information about the Plan may be obtained from your broker. If you hold Common Stock with a brokerage firm that does not participate in the Plan, or transfer your shares to a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be affected on different terms than those described above.  To obtain information on how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own shares of Common Stock directly, call the Plan Agent at [  ].  The Plan Agent’s address is [__________].

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of the Fund to an open-end mutual fund would require stockholder approval. The potential use of Financial Leverage Instruments to provide investment leverage could make the conversion to an open-end mutual fund more difficult because of the voting rights of holders of preferred stock, if any, the costs of decreasing the amount of any Financial Leverage Instruments and other factors.  See “Anti-Takeover and Other Provisions in the Articles of Incorporation.” If the Fund converted to an open-end management investment company, it would be required to stop using all Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the [      ].

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 1 billion shares of capital stock. The Common Stock will be issued with a par value of $0.0001 per share. All Common Stock has equal rights to the payment of distributions and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Financial Leverage Instruments are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued distributions or interest on the Financial Leverage Instruments have been paid, and unless asset coverage (as defined in the 1940 Act) (a) with respect to the preferred stock would be at least 200% after giving effect to the distributions and (b) with respect to the notes and other borrowings would be at least 300% after giving effect to the interest. See “Preferred Stock” below.

The Fund expects to list its Common Stock on the [      ] under the symbol “[___].”  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the [      ] requirements in order for the Common Stock to remain listed.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares already held, the stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than NAV.

The market value of the Common Stock may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, distribution stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than NAV in the future. The Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See “Description of Shares—Preferred Stock” and the SAI under “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock, and the Fund may issue one or more series of preferred stock, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.

Depending on current market conditions, the Board of Directors may authorize an offering of preferred stock to the extent permitted by the 1940 Act.  Any such offering is subject to market conditions and to the Board’s belief that leveraging the Fund’s capital structure through the issuance of preferred stock is likely to achieve the benefits to the Common Stockholders described in this Prospectus.  Although the terms of the preferred stock will be determined by the Board of Directors (subject to applicable law and the Fund’s Articles) if and when it authorizes a preferred stock offering, the Board expects that the preferred stock, at least initially, would likely pay distributions by reference to a reference rate. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred stock will likely be as stated below.

Limited Issuance of Preferred Stock. The issuance of preferred stock is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund’s ability to declare cash Distributions on Common Stock under certain circumstances. See “Use of Leverage” and “Risks—Risks of Leverage.”

Distribution Preference. The preferred stock will have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

Voting Rights. Shares of preferred stock are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this Prospectus, the SAI or the Articles and except as otherwise required by applicable law, holders of preferred stock will vote together with Common Stockholders as a single class.

Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Stockholders and preferred stockholders, voting together as a single class. In the unlikely event that two full years of accrued distributions are unpaid on the preferred stock, the holders of all outstanding preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all distributions in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of preferred stockholders will be required, in addition to the combined class vote of the preferred stockholders and Common Stockholders. See “Anti-takeover and Other Provisions in the Articles of Incorporation” and the SAI under “Description of Shares—Preferred Stock—Voting Rights.”

Redemption of Preferred Stock. The terms of the preferred stock may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. Any redemption of preferred stock by the Fund will reduce the leverage applicable to Common Stock. See “Use of Leverage.”

The discussion above describes the Board of Directors’ present intention with respect to a possible offering of preferred stock. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles.

Outstanding Securities: To be added by amendment.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
ARTICLES OF INCORPORATION

The Articles and the Fund’s Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by (a) a majority of the Fund’s Directors, including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) (except for the transactions described in (8) below which shall require the affirmative vote of 75% of the Fund’s Directors) and (b) the holders of at least 75% of the shares of the Fund’s capital stock outstanding and entitled to vote, except as described below, to authorize: (1) the Fund’s conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund or an amendment to the Articles to terminate the Fund’s existence; (4) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (5) with certain exceptions, the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any Principal Stockholder of any assets of the Fund having an aggregate fair market value of $1,000,000 or more; (6) with certain exceptions, the issuance of any securities of the Fund to any person or entity for cash; (7) with certain exceptions, the issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property or assets (or combination thereof) having an aggregate fair market value of $1,000,000 or more (transactions within clauses (2), (5), (6) and (7) above being known individually as a “Business Combination”); (8) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law; or (9) any transaction between the Fund and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934), that is entitled (or controls, is controlled by, or is under common control with a person or group that is entitled) to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, 10% or more of the voting power in the election of directors generally; provided, if such transaction, except with respect to (8), has been authorized by: (i) the affirmative vote of at least 75% of the Fund’s Directors, including a majority of the Independent Directors; and (ii) the affirmative vote of at least 75% of the Fund’s Continuing Directors (as defined below), no stockholder vote is required to authorize such action unless Maryland law or the 1940 Act requires stockholder approval.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any Associates or Affiliates of such person or entity or of any member of the group. The term “Interested Party” shall mean any person, other than an investment company advised by the Fund’s initial investment manager, or any of its Affiliates, that enters, or proposes to enter, into a Business Combination with the Fund.  The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Securities Exchange Act of 1934.  The term “Continuing Director” shall mean any member of the Board of Directors who: (1) has been a member of the Board of Directors for a period of at least 18 months during no part of which time he or she has been is an Interested Party or an Affiliate of an Interested Party; (2) has been a member of the Board of Directors since the Corporation’s initial public offering of its Common Stock; or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.  None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its Common Stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.  As noted above, preferred stockholders vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding preferred stock, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the preferred stockholders may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Articles also require that prior to bringing a derivative action, a demand must first be made on the Board by stockholder(s) representing at least 5% of the shares of Fund’s capital stock outstanding, or five percent (5%) of the shares of the class or series of the Fund’s capital stock outstanding to which the action relates.  A decision by a majority of the members of the Board of Directors or such committee, including in each case a majority of the members who are “disinterested’ directors, as that term is discussed in Section 2-405.3 of the Maryland General Corporation Law or a successor provision thereto, not to bring, or to seek termination of, a derivative action shall be conclusive and shall terminate the right of the stockholder(s) to bring or maintain the action.  Reasonable expenses, including reasonable attorney’s fees, shall be assessed against a stockholder who brings a derivative action without reasonable cause or for an improper purpose.  There may also be additional requirements or restrictions on stockholder derivative lawsuits involving the Fund imposed by law.

The Articles provide for the exclusive forum in which certain types of litigation may be brought and further provide that any stockholder that files an action in breach of the forum selection requirement in the Articles is liable for all reasonable costs incurred in enforcing the forum selection requirement, including without limitation reasonable attorney’s fees, as determined by the Board.  The Articles also include a provision that any stockholder bringing an action against the Fund or the Board members waives the right to trial by jury to the fullest extent permitted by law.

The Articles provide that no person, other than an excepted person (as approved by the Board), may own in excess of 4.99% (or a greater percentage as approved by the Board, which has approved a limit of 9.8%) of Common Stock and any other class or series of the Fund’s capital stock that the Board may designate (“Equity Shares”). This restriction is intended to reduce the risk of the Fund's undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use any capital loss carryovers and net unrealized "built-in" losses ("NUBIL"), if any, after the change. In general, an ownership change would occur if one or more 5% stockholders (and certain persons or groups treated as 5% stockholders) of the Fund increased their aggregate ownership percentage in the Fund by more than 50 percentage points within any three-year testing period (as prescribed in that section). If an ownership change were to occur, pursuant to Section 382 there would be an annual limitation on the amount of post-ownership change gains that the Fund could offset with pre-ownership change capital loss carryovers and restrictions on its ability to use NUBIL existing at the time of the ownership change could apply. Such a limitation and restrictions could reduce the future benefit of the Fund’s then-existing capital loss carryovers and NUBIL, if any.

If any person beneficially or constructively owns Equity Shares in excess of the ownership limitation described above, then the excess shares will be deemed to be held in a charitable trust, as designated by the Board, for the benefit of a charitable organization, or the transfer will be deemed to be void ab initio.

In either case, the person who would have owned shares in excess of the ownership limitations and, if appropriate in the context, any person who would have been the record owner of such shares (collectively, “Ex Stockholder”) shall have no: (a) rights in the excess shares; (b) economic benefit from ownership of any excess shares; (c) rights to Distributions; (d) rights to vote or other rights attributable to the excess shares of capital stock in the charitable trust; and (e)  claim, cause of action or other recourse whatsoever against the purported transferor of such excess shares.  The Articles require that the Ex Stockholder is required to use best efforts and take all actions necessary or requested by the Fund to cooperate with the transfer of shares to a charitable trust or the deeming of the transfer void ab initio.

Any excess shares held in a charitable trust by a charitable trustee shall, within 20 days of receiving notice from the Fund that the excess shares have been transferred to the charitable trust established pursuant to the Articles, be sold to a person, designated by the charitable trustee, whose ownership of the shares will not violate the ownership limits set forth in the Articles. Upon any such sale, the interest of the beneficiary of the charitable trust in the shares will terminate and the charitable trustee shall distribute the net proceeds of the sale to the Ex Stockholder and to the charitable beneficiary as follows: (a) the Ex Stockholder shall receive the lesser of (1) the price paid by the Ex Stockholder for the excess shares or, if the Ex Stockholder did not give value for the excess shares in connection with the event causing the shares to be held in the charitable trust, the market price (as defined in the Articles) of the shares on the day of the event causing the shares to be held in the charitable trust or (2) the net sale proceeds received by the charitable trustee from the sale or other disposition of the Equity Shares held in the charitable trust and (b) the beneficiary of the charitable trustee would receive the balance of any net sales proceeds resulting from the disposition of the excess shares.

The Articles provide that all costs, expenses and compensation of the charitable trustee, as well as the Fund’s costs and expenses associated with enforcing the transfer restrictions shall be borne by the Ex Stockholder.

Any person who acquires or attempts or intends to acquire excess shares, or any person who otherwise anticipates ownership of excess shares, shall immediately give written notice to the Fund of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Fund such other information as the Fund may request. In addition, stockholders or owners of five percent or more of the Equity Shares are required, within three business days after a request from the Fund, to give written notice to the Fund stating: (a) the name and address of such owner; (b) the number of Equity Shares actually owned and the number of Equity Shares beneficially owned or constructively owned; and (c) a description of the manner in which the shares are held; provided that a stockholder who holds Equity Shares as nominee for another person, which other person is required to include in gross income the distributions received on such Equity Shares (an “Actual Owner”), shall give written notice to the Fund stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the stockholder is nominee.

The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

The Fund has opted in to the Maryland Business Combination Act.  In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation, or affiliates of such interested stockholder, from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

While some of the provisions described above are permitted by Maryland law, certain of the provisions described above are neither permitted nor prohibited by Maryland law.  A final judgment by a court about these provisions has not made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the SAI under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to certain other transactions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than NAV. The Board of Directors will regularly monitor the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.  Any determination to repurchase Common Stock would reduce the asset coverage for any Financial Leverage Instruments used by the Fund and might make it necessary or desirable for the Fund to decrease the amount of any Financial Leverage Instruments used by the Fund. As described in “Description of Shares—Preferred Stock,” the repurchase of Common Stock may be restricted or prohibited at times when there exist unpaid distributions on preferred stock.

If the Fund converted to an open-end management investment company, it would be required to stop using all Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the [      ]. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Common Stock should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Common Stockholders, no action should be taken. See the SAI under “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” for a further discussion of possible action to reduce or eliminate such discount to NAV.

TAX MATTERS

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its stockholders with respect to the purchase, ownership, and disposition of Common Stock.  It is based on the Code, the regulations thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively.  Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to Common Stockholders who or that are subject to special federal tax rules (such as banks, thrift institutions and certain other financial institutions, REITs, insurance companies, brokers and dealers in securities or currencies, certain securities traders, persons holding Common Stock as part of a straddle or other integrated transaction, tax-exempt organizations, qualified pension and profit-sharing plans, individual retirement accounts and plans, certain other tax-deferred accounts, U.S. expatriates, persons with a “functional currency” other than the U.S. dollar, persons subject to the federal alternative minimum tax (“AMT”), and foreign investors).

Unless otherwise noted, this discussion applies only to a “U.S. Stockholder” that holds Common Stock as a capital asset (generally, an asset held for investment).  For purposes hereof, a “U.S. Stockholder” means a beneficial owner of Common Stock that, for federal tax purposes, is a “United States person” (as defined in the Code) -- that is, (1) an individual who is a citizen or resident of the United States, (2) a corporation or partnership (or other entity classified as such for federal tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to federal income tax regardless of its source, or (4) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons (as so defined) have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person.  If a partnership holds Common Stock, the federal income tax treatment of a partner in the partnership generally will depend on the partner's status and the partnership’s activities.

No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus.  Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information discussed below.

The Fund intends to elect to be a RIC and to qualify each taxable year for treatment as a RIC, which qualification requires (among other things) that it distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income” (which generally includes, among other things, interest income, dividends, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid).  If the Fund so qualifies, it will not be required to pay federal income tax on any net income and realized gains it distributes to its stockholders, but those distributions generally will be taxable to you as a stockholder when you receive them (unless you are not subject to federal income tax on your income generally).

The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).  Dividends the Fund pays to you that are attributable to its investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 39.6%) to the extent of its earnings and profits, except that dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) (“QDI”) will be subject to federal income tax for individual and certain other non-corporate stockholders (each, an “individual stockholder”) who satisfy those restrictions with respect to their Common Stock at the rates for net capital gain -- a maximum of 15% for a single stockholder with taxable income not exceeding $406,750 ($457,600 for married stockholders filing jointly) and 20% for those individual stockholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually).  Part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”) -- the eligible part may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations -- subject to similar restrictions; dividends a corporate stockholder deducts pursuant to the DRD are subject indirectly to the AMT.  Because the Fund’s ordinary income will be derived principally from interest, however, it is currently expected that most of the dividends the Fund pays will not constitute QDI or be eligible for the DRD.

Distributions the Fund pays to you that are attributable to net capital gain, if any, will be taxable as long-term capital gain, regardless of how long you have held your Common Stock, at the 15% and 20% maximum federal income tax rates mentioned above.  If the Fund distributes to you an amount in excess of its current and accumulated earnings and profits, the excess will be treated first as a non-taxable “return of capital” that will reduce your tax basis in your Common Stock (thus reducing any loss or increasing any gain on a subsequent taxable disposition by you thereof) and then, if your basis is reduced to zero, as taxable gain from a sale of that stock.

The tax treatment of distributions on your Common Stock will be the same regardless of whether they are paid to you in cash or reinvested in additional shares of Common Stock under the DRIP. Common Stockholders that receive a dividend distribution in the form of newly issued shares of Common Stock will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of those shares.  Those stockholders will have a basis in each such newly issued share equal to that value.

A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November, or December of that year with a record date in one of those months and is paid during the following January.  Each year, the Fund will notify you of the tax status of its distributions.

If you sell your Common Stock or the Fund repurchases it, you will realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the Common Stock, which gain or loss will be long-term or short-term depending on your holding period for the Common Stock.

The Fund will be required to withhold, and remit to the U.S. Treasury Department, federal income tax (at the rate of 28%) from all taxable distributions otherwise payable to you if you are an individual stockholder and you:

● fail to provide the Fund with your correct taxpayer identification number (social security number in the case of an individual);

● fail to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other exempt recipient; or

● fail to certify that you have not received notice from the IRS that you are subject to backup withholding as a result of a failure to properly report interest or  dividend income on a federal income tax return.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a stockholder's federal income tax liability or refunded.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes interest, dividends, and net gains from the disposition of investment property (including taxable distributions the Fund pays and net gains realized on any repurchase of shares of Common Stock), or (2) the excess of the individual’s “modified adjusted gross income” over $250,000 for married persons filing jointly ($200,000 for single taxpayers).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.

As explained more fully in the Statement of Additional Information, under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund stockholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays after June 30, 2014, and (2) certain capital gain distributions and the proceeds of any repurchase of Common Stock it pays after December 31, 2016.  The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent.  The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

           More information regarding the federal tax consequences of investing in the Fund is provided in the Statement of Additional Information.  Prospective investors are urged to consult their own tax advisers for more detailed information as to the federal income tax consequences of the purchase, ownership, and disposition of Common Stock, and for information regarding other federal tax considerations and any state, local, or foreign taxes that may apply to them, before making an investment in Common Stock.

UNDERWRITING

[______] are acting as representatives of the underwriters named below.  Subject to the terms and conditions stated in the Underwriting Agreement dated the date of this Prospectus with the Fund, NB Management and NBAIM (the “Underwriting Agreement”), each Underwriter named below has agreed to purchase from the Fund, and the Fund has agreed to sell to such Underwriter, the number of shares of Common Stock set forth below opposite their respective names.

Underwriter	Number of Shares of Common Stock

Total

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions.  The Underwriters are obligated to purchase all shares of Common Stock offered hereby (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

The Underwriters, for whom [_______], are acting as representatives, propose to offer some of the Common Stock directly to the public at the public offering price on the cover page of this Prospectus and some of the Common Stock to dealers at the public offering price less a concession not to exceed $[___] per share of Common Stock.  The sales load the Fund will pay of $[___] per share of Common Stock is equal to [  ]% of the initial offering price.  The Underwriters may allow, and such dealers may reallow, a concession not to exceed $[___] per share of Common Stock on sales to certain other dealers.  If all of the Common Stock is not sold at the initial offering price, the representatives may change the public offering price and other selling terms.  Investors must pay on or before [_____], 2014 for any shares of Common Stock purchased in the initial public offering.  The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of [_____] additional shares of Common Stock at the public offering price, less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent that the Underwriters exercise this option, each of the Underwriters will be obligated, subject to certain conditions, to purchase an additional number of shares of Common Stock proportionate to such Underwriter’s initial purchase commitment.

The Fund, NB Management and NBAIM have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior consent of [_______], on behalf of the Underwriters, dispose of any shares of Common Stock or any securities convertible into or exchangeable for Common Stock.  [_______], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Stock.  Consequently, the initial public offering price for the Common Stock was determined by negotiation among the Fund, NB Management and the representatives.  There can be no assurance, however, that the price at which the Common Stock will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Stock will develop and continue after this offering.  The Fund expects to list its Common Stock on the [      ] under the symbol “[___].”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Stock.

Paid By Fund
	No Exercise	Full Exercise
Per Share of Common Stock	$[___]	$[___]

Total	$[___]	$[___]

The Fund, NB Management and NBAIM have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including certain liabilities under the Securities Act.

NB Management has agreed to pay the amount by which the aggregate of all the Fund’s organizational expenses and all Common Stock offering costs (other than the sales load) exceed $[   ] per share of Common Stock.

The Common Stock will be sold to ensure that [      ] distribution standards (round lots, public shares and aggregate market value) will be met.

Certain Underwriters may make a market in the Common Stock after trading in the Common Stock has commenced on the [      ].  No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any Underwriter.  This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market.  A “stabilizing bid” is a bid for or the purchase of the Common Stock on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Common Stock.  A “covering transaction” is a bid for or purchase of the Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering.  A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Stock, the Underwriters purchase Common Stock in the open market for the account of the underwriting syndicate and the Common Stock purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Stock in question.  As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Stock if their customer resells the Common Stock while the penalty bid is in effect.  The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.  These transactions may be effected on the [      ]or otherwise.

The Underwriting Agreement provides that it may be terminated by the representatives, without liability on the part of any Underwriter to the Fund, NB Management or NBAIM, by notice to the Fund, NB Management and NBAIM if, prior to the delivery of and payment for the

Common Stock, (1) trading in the Common Stock shall have been suspended by the SEC or the [      ] or trading in securities generally on the [      ] shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives’ sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Stock as contemplated by this Prospectus.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter's website is not part of this Prospectus. The representatives may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of Common Stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for Neuberger Berman and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Stock, [_____] will purchase Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business addresses of the principal underwriters are: [_______]

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be [_______], located at [     ]. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and distribution paying agent will be [_________].

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by K&L Gates LLP, Washington, D.C., and for the Underwriters by [____].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives, Policies and Limitations
Investment Strategies, Techniques and Risks
Portfolio Trading and Turnover Rate
Management of the Fund
Investment Management and Administration Services
Portfolio Transactions
Distributions
Description of Shares
Certain Provisions in the Articles of Incorporation
Repurchase of Common Stock; Tender Offers; Conversion to Open-End Fund
Tax Matters
Reports to Stockholders
Custodian, Transfer Agent and Dividend Disbursement Agent
Independent Auditors
Counsel
Registration Statement
Appendix A— Long-Term and Short-Term Debt Securities Rating Descriptions

[_______] shares

Neuberger Berman
Multi-Manager Income Fund Inc.

Common Stock

_________________

PROSPECTUS

[______], 2014

_________________

[UNDERWRITERS]

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion
Preliminary Statement of Additional Information Dated [________], 2014

NEUBERGER BERMAN MULTI-MANAGER INCOME FUND INC.
STATEMENT OF ADDITIONAL INFORMATION

Neuberger Berman Multi-Manager Income Fund Inc. (the “Fund”) is a newly organized, diversified closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to shares of common stock of the Fund (“Common Stock”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus relating to Common Stock dated [], 2014 (“Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares.  You can get a free copy of the Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-628-2583.  You may also obtain a copy of the Prospectus on the website (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

This Statement of Additional Information is dated [                    ], 2014.

TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS	1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS	3

PORTFOLIO TRADING AND TURNOVER RATE	29

MANAGEMENT OF THE FUND	29

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	36

PORTFOLIO TRANSACTIONS	42

DISTRIBUTIONS	48

DESCRIPTION OF SHARES	49

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION	52

REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND	53

REPORTS TO STOCKHOLDERS	61

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT	61

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

COUNSEL	61

REGISTRATION STATEMENT	62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

FINANCIAL STATEMENT	64

APPENDIX A RATINGS	A-1

i

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

The investment objective and general investment policies of the Fund are described in the Fund’s Prospectus relating to the Common Stock.

Additional information concerning the characteristics of certain of the Fund’s investments is set forth below. NB Management has delegated day-to-day management of the assets of the Fund to NB Alternative Investment Management LLC (“NBAIM”), which is responsible for allocating the assets of the Fund to several subadvisers (each a “Subadviser,” and collectively, including future subadvisers, the “Subadvisers”).  Throughout this SAI, the term “Manager” refers to NB Management or NBAIM, as appropriate.

Unless otherwise specified, the investment objective, policies and limitations of the Fund are not fundamental.  Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the “Board”) without stockholder approval.  The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and, if issued, preferred stock (“Preferred Stock”) voting as a single class, as well as by the vote of the holders of a majority of the outstanding shares of Preferred Stock tabulated separately.  A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less.  These percentages are specified by the Investment Company Act of 1940, as amended (“1940 Act”).

Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.  If, because of changes in the value of the Fund’s portfolio, the asset coverage for any notes (“Notes”) or other borrowings (which, for the sake of clarity, do not include preferred stock) were to fall below 300%, this would limit the Fund’s ability to pay dividends and other distributions, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

The Fund’s fundamental investment policies and limitations are as follows:

1.          Borrowing.  The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.          Commodities.  The Fund may not purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, any applicable interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority, or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities

1

other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind, including, for the sake of clarity, securities of companies whose principal or only business consists of investing in, owning, holding, extracting, transporting, processing, selling and/or dealing in or with physical commodities of any kind.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

3.          Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder, any applicable interpretations or modifications by the SEC, the SEC staff of other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.          Lending.  The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements. The Fund does not consider derivatives instruments and strategies that may have a leveraging effect to be loans for this purpose.

5.          Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6.          Senior Securities.  The Fund may not issue senior securities, except as permitted by (i) the 1940 Act, the rules and regulations thereunder or any applicable interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.          Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Any Preferred Stock would be considered senior securities under the 1940 Act.  The Fund may

2

only issue Preferred Stock if the asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after such issuance.

To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by a Subadviser and/or the Manager, as appropriate, to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Stock.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

If rating agencies assign different ratings to the same security, a Subadviser and/or the Manager, as appropriate, will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Cash Management and Temporary Defensive Positions.

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  In such a case, the Fund may not be pursuing, and may not achieve, its investment objective, and Common Stockholders may be adversely affected.

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies and techniques in the Prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal strategies are discussed in the Prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Collective Investment Vehicles

 To the extent the Fund invests a portion of its assets in collective investment vehicles, such as exchange-traded funds (“ETFs”), those assets will be subject to the risks of the purchased vehicles' portfolio securities, and Common Stockholders in the Fund will bear not only their proportionate share of the Fund's expenses, but also indirectly the expenses of the purchased collective investment vehicles.  Common Stockholders would therefore be subject to additional expenses to the extent the Fund invests in collective investment vehicles. Investments in collective investment vehicles may be subject to the following risks:

ETF Risk. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in

3

the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF's ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

Manager Risk. The Fund's investments in collective investment vehicles are subject to the risk that the managers of those vehicles will be unable to achieve the vehicles' investment objectives.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to the Fund’s digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the custodians and financial intermediaries), the Subadvisers, and the issuers of securities in which the Fund invests, may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, inability to calculate the Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its stockholders could be negatively impacted as a result. In addition, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers, or by issuers in which the Fund invests.

Securities of Issuers in Emerging Market Countries

The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging

4

market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, a Subadviser and/or the Manager, as appropriate may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See the section entitled “Forward Foreign Currency Transactions.”

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by a Subadviser and/or the Manager, as appropriate, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity

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securities, due to foreign stockholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Subadvisers will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

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Litigation.  The Fund and its stockholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Equity Securities

Growth Stocks. The Fund may invest in “growth” stocks. Growth stocks may have higher price-to-earnings ratios, may not pay consistent or any dividends and are typically characterized by greater volatility. As such, growth stocks involve a greater degree of risk than income or other types of stocks, particularly over the short term.

Investments in Developing and Small- and Mid-Cap Companies. The Fund's investments in small and developing companies involve a number of significant risks, including the following:

●	These companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of their assets;

●
There is generally less public information readily available about these companies, including investment research, industry reports and news analysis, and the Fund's investigation of such investment opportunities may require significantly higher cost, longer time frame and more extensive management commitment compared to investments in companies with a greater degree of visibility in the public markets;

●
These companies typically have shorter operating histories and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

●	These companies may not be widely followed by the investment community, which may result in reduced demand;

●
These companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund;

●	These companies may have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

IPO Securities. From time to time the Fund may purchase securities which are part of initial public offerings (“IPO”). The prices of these securities may be very volatile. The issuers of these securities may be undercapitalized, have a limited operating history, and lack revenues or operating income without any prospects of achieving them in the near future. Some of these issuers may only make available a limited number of shares for trading and therefore it may be

7

difficult for the Fund to trade these securities without unfavorably impacting their prices. In addition, investors may lack extensive knowledge of the issuers of these securities. The Fund may invest in securities that are “new issues,” as defined in Rule 5130, or any successor provision thereto.  The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. IPO investments may be held a short time, and could increase portfolio turnover.

Preferred Securities. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

●
Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

●
New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if a Subadviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The preferred securities market is comprised predominately of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and proposed regulations affecting the financial services sector could lead to the issuance of new forms of preferred and hybrid-preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances. Such conversion or write-down features might be applied by regulators to existing securities as well. The Dodd- Frank Act contains provisions which will make certain hybrid-preferred securities less attractive for issuing banks, which may result in a reduction in the issuance and availability of

8

these types of securities. These changes may negatively impact the prices of some securities, particularly those trading above their par values, as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision (“Basel III”) to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broad range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy.

●
Payment Deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip “noncumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any corresponding cash.

●
Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

●
Special Redemption Rights.  In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

●
Subordination.  Preferred securities are ranked lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

●
Tax Risk. The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the

9

Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Tax Matters.”

Undervalued Securities. The Fund may invest in companies that the Subadvisers and/or the Manager, as appropriate, believe are undervalued. Opportunities in undervalued equity securities arise from market inefficiencies or due to a lack of wide recognition of the potential impact (positive or negative) that specific events or trends may have on the value of a security. The identification of investment opportunities in undervalued securities is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired. Although investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”)

Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for "hedging" purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Futures Contracts and Options on Futures Contracts. Futures contracts, including interest rate and treasury futures contracts, obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price.  The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to hedge against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering

10

into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Subadvisers and/or the Manager, as appropriate, believe to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with greater or lesser values than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. The Fund may also invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or

11

the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if a Subadviser and/or the Manager, as appropriate, anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If a Subadviser and/or the Manager, as appropriate, anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when a Subadviser and/or the Manager, as appropriate, anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with a futures commission merchant or broker in order to initiate the Fund’s futures positions.  If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its net asset value (“NAV”), the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions

12

must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as "fellow customer risk."  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options may benefit it, if a Subadviser’s and/or the Manager’s judgment, as appropriate, about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit

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potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. The Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, the Fund writes only “covered” call options on securities it owns. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do on non-index based options), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s

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NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Subadvisers and/or the Manager, as appropriate, monitor the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security,

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the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier),

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which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when a Subadviser and/or the Manager, as appropriate, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual

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delivery within two days) at the spot rate prevailing in the foreign currency market.

The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when a Subadviser and/or the Manager, as appropriate, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Subadvisers and the Manager believe that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated, but which is available on more advantageous terms.

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However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if a Subadviser and/or the Manager, as appropriate, is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the

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only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to floating rate on a specified amount in exchange for payments equally to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded OTC. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.

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Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies), credit default swaps, and commodity-linked swaps. The Fund may also write

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(sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.”   In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

  The Fund may enter into total return swaps (“TRS”)  to obtain exposure to a security, market segment, strategy or a customized basket of reference assets without owning or taking physical custody of such a security or other asset.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset, but it is

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obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating

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fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit.

A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Combined Transactions. The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of a Subadviser and/or the Manager, as appropriate, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the a Subadviser’s and/or the Manager’s judgment, as appropriate, that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined

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transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been able to claim exclusion from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In February 2012, the CFTC adopted substantial amendments to that regulation.  To qualify for an exclusion under the amended regulation, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

The Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from the Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund's investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager currently intends to  file the required notice to claim this no-action relief with respect to the Fund.  In addition, the Manager currently intends to claim an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to the Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to the Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to the Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager, in its management of the Fund, will comply with one of the two alternative de minimis trading

25

limitations in that regulation. Complying with the de minimis trading limitations may restrict the the Subadvisers’ and/or the Manager's ability to use derivatives as part of the Fund’s investment strategies. Although the Subadvisers and/or the Manager believe that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager will serve as a registered CPO with respect to the Fund. CPO regulation would increase the regulatory requirements to which the Fund is subject and it is expected that it would increase costs for the Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.  Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

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Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to continue to qualify as a RIC. See the section entitled “Tax Matters.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments, such as preferred stock and debt securities, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.  Floating rate securities can be less sensitive to interest rate changes, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates.  Generally, the longer the maturity or duration of a fixed-income security, the more its value falls in response to a given rise in interest rates.  The Fund’s investment in such securities means that its net assets, market price, and the asset coverage for any Financial Leverage Instruments used by the Fund will tend to decline if market interest rates rise.  Fluctuations in the value of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s NAV. With respect to the Fund’s investments in floating rate loans, investments in such loans may reduce

27

fluctuations in NAV of the Fund resulting from changes in market interest rates; however, the rate of interest received by the Fund on floating rate securities it already owns will generally rise or fall with market rates. An increase in interest rates can impact other markets as well. For example, because investors may buy derivatives with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years, partly because of U.S. government policies, which may be under reconsideration, and there is a greater than normal risk that the Fund’s portfolio will decline in value due to rising interest rates. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.  Although the government is tapering its support for low rates gradually and signaling the markets as to its intentions, any particular rate increase may be significant and unexpected.  The Fund currently intends to utilize leverage, which magnifies the interest rate risks.

Inverse Floating-rate Debt Securities. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Stock.

PIPEs and Other Private Securities

The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing . In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC's preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. As securities sold in a PIPE transaction will generally be restricted only for the period from the private sale until the issuer’s registration statement with the SEC covering resale of such securities becomes effective, the Fund may pay more for such securities than for other private placement securities.  If the issuer is unable to obtain an effective resale registration statement for a PIPE, the PIPE will remain restricted under U.S. securities laws (subject to the availability of some other exemption) and the Fund may be unable to recover from the issuer an amount sufficient to compensate the Fund for the loss of liquidity of such security.  PIPE securities may be deemed illiquid.

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The investment program described above is speculative and entails substantial risks, and the Fund’s risk management methods may not accurately predict future risk exposures. There can be no assurance that the investment objective of the Fund will be achieved.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund anticipates that it will engage in active and frequent trading  The Fund’s turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective.  For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates.  Higher turnover rates can result in corresponding increases in the Fund’s transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income.  Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and NBAIM.  Subject to the provisions of the Fund’s Articles and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.  Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s management and sub-advisory agreements and other principal agreements.

The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management.

The Board of Directors

To be added by amendment.

Information about the Officers of the Fund (other than those listed above)

To be added by amendment.

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Additional Information About Directors

In nominating each candidate to serve, the Board is generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, their demonstrated willingness to take an independent and questioning stance toward management.  Each Director also now has considerable familiarity with the funds in the Neuberger Berman fund complex, the Manager, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a director of the funds in the Neuberger Berman fund complex.  No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Directors

To be added by amendment.

Directors who are “Interested Persons”

To be added by amendment.

Information About Committees

The Fund anticipates that the Board will establish several standing committees to oversee particular aspects of the Fund’s management. The anticipated standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes will be: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market

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conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available; and (i) to prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors. Its members will be [ ].

Closed-End Funds Committee.  The Fund’s Closed-End Funds Committee will be responsible for consideration and evaluation of issues specific to the Fund. Its members will be [ ].

Contract Review Committee. The Contract Review Committee will be responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to renew the Fund’s principal contractual arrangements and Rule 12b-1 plans.  The Committee also will generally oversee the program by which the Manager seeks to monitor and improve the quality of execution for portfolio transactions. Its members are [   ].

Ethics and Compliance Committee. The Ethics and Compliance Committee will generally oversee: (a) the Fund’s program for compliance with Rule 38a-1 and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) the activities of the Fund’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing operational risk; and (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the Manager or any affiliate of the Manager as principal or agent. The Committee shall not assume oversight duties to the extent that such duties will be assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which the Board anticipates assigning to the Audit Committee.)  The Committee’s primary function will be oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) will be responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO will be responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members will be [   ]. The entire Board will receive at least annually a report on the compliance programs of the Fund and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund, NB Management, NBAIM and each Subadviser.

Executive Committee. The Executive Committee will be responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee will have all the powers of the Board of Directors when the Board is not in session to the extent permitted

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by Maryland law. Its members will be [      ].  All members except for [      ] are Independent Fund Directors.

Governance and Nominating Committee. The Governance and Nominating Committee will be responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members will be [      ]. All members will be Independent Fund Directors. The selection and nomination of candidates to serve as independent directors will be committed to the discretion of the current Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of [      ].

Investment Performance Committee. The Investment Performance Committee will be responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  It is anticipated that each Fund Director will be a member of the Committee. [  ] will be the Chair of the Committee. All members except for [      ] will be Independent Fund Directors.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, legal, and compliance and regulatory risk.

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Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Manager, the Subadvisers, and the affiliates of the Manager and the Subadvisers, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  In addition, under the overall supervision of the Board, the Manager is responsible for management of unaffiliated Subadvisers, including risk management.  The appropriate Board committees have pursued with management how it will manage the risks inherent in the multi-manager structure and how it will evaluate and oversee the risk management processes of each Subadviser.

The Board exercises oversight of the Manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the Manager’s head of investment risk, head of operational risk, CCO, Treasurer, and Chief Investment Officers for equity and for fixed income, the heads of Internal Audit and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

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Compensation and Indemnification

The Fund’s Articles provide that the Fund will indemnify its Fund Directors and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Directors who are interested persons of the Fund, as defined in the 1940 Act, will receive no salary or fees from the Fund.

For serving as a director of the Neuberger Berman Funds, each Independent Fund Director will receive a combined annual retainer of $125,000, paid quarterly, and a fee of $12,500 for each of the four regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. As compensation for the additional time commitment, the Chair of each Committee will receive $12,500 per year.  No additional compensation will be provided for service on a Board committee.  The Chair who will also be an Independent Fund Director will receive an additional $45,000 per year.

The Neuberger Berman Funds will reimburse Independent Fund Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Director compensation will be allocated to each fund in the fund family based on a method the Board of Directors finds reasonable.

The following table sets forth information concerning the compensation of the Fund Directors. The Fund does not have any retirement plan for the Fund Directors.

TABLE OF COMPENSATION

Name and Position with the Fund	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2014*	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended [ ]
Independent Fund Directors
[ ]	[ ]	[ ]
Directors who are “Interested Persons”
[ ]	[ ]	[ ]
*  Because the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of

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the Neuberger Berman Fund complex.  The estimate is for the fiscal year ending October 31, 2014.

Ownership of Securities

Because the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

Set forth below is the dollar range of equity securities owned by each Director as of  [   ].

Name of Director	Dollar Range of Equity Securities in the Registrant	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Fund Directors
[ ]	[ ]	[ ]
Directors who are “Interested Persons”
[ ]	[ ]	[ ]
* Valuation as of [   ].

A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000

Independent Fund Directors’ Ownership of Securities

As of [                            ], 2014, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or NBAIM or securities in an entity controlling, controlled by or under common control with NB Management or NBAIM (not including registered investment companies).

Codes of Ethics

The Fund, NB Management and NBAIM have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management or NBAIM. The portfolio managers and other investment personnel who comply with the policies’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management will serve as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of [    ] (“Management Agreement”). NB Management will also provide investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of [     ], NB Management and its affiliates had approximately [    ] billion in assets under management.  NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

The Management Agreement will provide, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Management Agreement will permit NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management.  The Management Agreement also will specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

The Management Agreement will provide that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.  In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or administration agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney’s fees and other expenses.  In the event a matter ends without a court ruling on NB Management’s culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel.  The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

NB Management will provide to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions.  NB Management will pay all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management.  Director(s) and/or officer(s) of NB Management and/or NBAIM, currently serve as Directors and officers of the Fund.  See “Management of the Fund-Directors and Officers.”

Pursuant to the Management Agreement, the Fund will agree to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of [    ] of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”).  The liquidation preference of the Preferred Stock, if issued, would not be a liability or permanent equity.

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NB Management will engage NBAIM as investment adviser to choose the Fund’s investments and handle its day-to-day business, including the oversight of the Subadvisers’ investment activities.  See “Adviser and Subadvisers” below.

NB Management will provide facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Fund, dated as of [    ] (“Administration Agreement”).  Under the Administration Agreement, NB Management also will provide certain stockholder, stockholder-related, and other services that are not furnished by the Fund’s stockholder servicing agent.  NB Management will provide the direct stockholder services specified in the Administration Agreement and assist the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities.  NB Management will solicit and gather stockholder proxies, perform services connected with the Fund’s exchange listing, and furnish other services the parties agree from time to time should be provided under the Administration Agreement.

For administrative services, the Fund will pay NB Management at the annual rate of [    ] of average daily Managed Assets. With the Fund’s consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement.  In addition, the Fund may compensate such third parties for accounting and other services.

All fees and expenses will be accrued daily and deducted before payment of dividends to investors.

The Management Agreement will continue until [    ].  The Management Agreement will be renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock of the Fund.  The Administration Agreement will continue for a period of two years after the date the Fund becomes subject thereto.  The Administration Agreement will be renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

The Management Agreement will be terminable, without penalty, on 60 days’ written notice either by the Fund or by NB Management. The Administration Agreement will be terminable, without penalty, on 60 days’ written notice either by NB Management or by the Fund.  Each Agreement will terminate automatically if it is assigned.

Except as otherwise described in the Prospectus, the Fund will pay, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not “interested persons” of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying Fund shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of

37

stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments.  The Fund will also be responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board.  The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Adviser and Subadviser

NB Management will retain NBAIM, 605 Third Avenue, 22nd Floor, New York, New York 10158-3698, as investment adviser with respect to the Fund pursuant to an advisory agreement dated as of [   ] (“Advisory Agreement”).

Pursuant to the Advisory Agreement, NB Management will delegate responsibility for the Fund’s day-to-day management to NBAIM. The Advisory Agreement will provide in substance that NBAIM will select and monitor the Subadvisers, make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Advisory Agreement will permit NBAIM to effect securities transactions on behalf of the Fund through associated persons of NBAIM.  The Advisory Agreement also will specifically permit NBAIM to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

The Advisory Agreement will continue until [   ], and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement.  The Advisory Agreement will be subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by NBAIM on not less than 30 nor more than 60 days’ prior written notice.  The Advisory Agreement also will terminate automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.  NBAIM and NB Management will employ experienced professionals that work in a competitive environment.

NB Management and NBAIM will retain the following Subadvisers with respect to the Fund pursuant to separate subadvisory agreements with each Subadviser (“Subadvisory Agreements”).  The fee paid to each Subadviser by NB Management will be governed by its respective Subadvisory Agreement. Information relating to individual Subadvisers will be provided by that Subadviser.

  As of the date of this prospectus, the Fund’s Subadvisers are:

Pursuant to the Subadvisory Agreements, each Subadviser will be delegated responsibility for the day-to-day management of the assets of the Fund allocated to such Subadviser. Each Subadvisory Agreement will provide in substance that the Subadviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets allocated to such Subadviser.  The Subadvisory Agreements will permit each Subadviser to effect securities transactions on behalf of the Fund through associated persons of the Subadviser.  The Subadvisory Agreements also

38

will specifically permit the Subadvisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the Subadvisers have no current plans to pay a material amount of such compensation

Each Subadvisory Agreement will continue with respect to the Fund until [   ], and will be renewable from year-to-year thereafter, subject to approval of its continuance in the same manner as the Management Agreement.  Each Subadvisory Agreement will be subject to termination, without penalty, by the Directors, or by a 1940 Act majority vote of the outstanding shares of the Fund, by NB Management or by NBAIM on not less than 30 nor more than 60 days’ prior written notice to the Fund.  A Subadviser will be permitted to terminate its Subadvisory Agreement on either 60 days' or 120 days' prior written notice to the Fund, NB Management, and NBAIM. Each Subadvisory Agreement also will terminate automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Management and Control of NB Management and NBAIM

NB Management and NBAIM are indirect subsidiaries of Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”).  The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management are: Joseph Amato and Robert Conti.  Mr. Conti is both a Director and an officer of the Fund.  The directors, officers and/or employees of NBAIM who are deemed “control persons,” all of whom have offices at the same address as NBAIM, are: Anthony Tutrone and Eric Weinstein.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately [   ]% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining [   ] of such common units, as of [  ].

LBHI filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and Neuberger Berman Fixed Income LLC, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.  On March 6, 2012, LBHI emerged from bankruptcy.

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Portfolio Manager Information

Accounts Managed

It is anticipated that David Kupperman, Ph.D. (Managing Director of NB Management and NBAIM) and Jeffrey Majit (Managing Director of NB Management and NBAIM) will serve as portfolio managers of the Fund. The table below describes the accounts for which they have day-to-day management responsibility as of [    ].

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
David Kupperman
Registered Investment Companies*	[ ]	[ ]	[ ]	[ ]
OtherPooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts**	[ ]	[ ]	[ ]	[ ]
Jeffrey Majit
Registered Investment Companies*	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts**	[ ]	[ ]	[ ]	[ ]
* Registered Investment Companies include all mutual funds managed by the portfolio manager, including the Fund.
** Other Accounts include: Institutional Separate Accounts, Subadvised Accounts, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when NB Management, NBAIM or a Subadviser has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as a Subadviser and/or the Manager, as appropriate, must allocate its time and investment ideas across multiple funds and accounts.  A Subadviser and/or the Manager, as appropriate, may execute transactions

40

for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Subadviser may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests.  In such a case, the Subadviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Subadviser and/or the Manager, as appropriate, identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if a Subadviser and/or the Manager, as appropriate, has a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the funds or accounts for which the Subadviser and/or the Manager is responsible.

NB Management, NBAIM, each of the Subadvisers and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Each Subadviser may manage other accounts that have similar investment objectives or strategies, including some that have performance-based fees. Portfolio managers of each of the Subadvisers who manage other investment accounts, including in some instances proprietary or personal accounts, in addition to the Fund, may be presented with the potential conflicts.

Any material conflicts of interest which may arise in connection with a Subadviser’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through each Subadviser’s allocation policies. The Subadvisers attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account.

Compensation of Portfolio Managers by NB Management and NBAIM

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across NBG and, most importantly, overall investment performance.  In particular, the bonus for a portfolio manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective

41

team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan (“Contingent Compensation Plan”) pursuant to which a certain percentage of a portfolio manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating portfolio managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the portfolio manager leaves the firm.

Other Accounts. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Because the Fund is new and has not yet commenced operations, the portfolio managers do not beneficially own any Common Stock of the Fund.

PORTFOLIO TRANSACTIONS

Other Investment Companies or Accounts Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NBAIM (collectively, “Other NB Funds”) have

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been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBAIM have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts or funds managed by NB Management, NBAIM or a Subadviser, respectively, are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors and NB Management that the desirability of the Fund having its advisory arrangements with NB Management, NBAIM or a Subadviser outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NBAIM or a Subadviser, respectively (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBAIM or a Subadviser, respectively, and their affiliates. These may include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, NBAIM or a Subadviser that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Proxy Voting

The Board anticipates that it will delegate to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NB Management would be required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board would permit NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee will be responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely

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and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available after August 31 of each year, without charge, by calling 1-877-628-2583 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Subadvisers and/or the Manager, as appropriate, consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Subadvisers and/or the Manager, as appropriate, also may consider the brokerage and research services that broker-dealers provide to the Fund, the Subadvisers, or the Manager. Under certain conditions, the Fund may pay higher

44

brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits an affiliate of NB Management from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Fund and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously

45

charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Directors not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Directors from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Directors.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies anticipated to be adopted by the Board, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Directors who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, the Subadvisers and/or the Manager, as appropriate, consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and

46

other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and employees of NBAIM who are portfolio managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBAIMS’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts.  However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if a Subadviser and/or the Manager, as appropriate, determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Subadvisers and the Manager believe that those research services benefit the Fund by supplementing the information otherwise available to the Subadvisers and the Manager. That research may also be used by the Subadvisers and/or the Manager in servicing other clients.  On the other hand, research received by the Subadvisers and/or the Manager from brokers effecting portfolio transactions on behalf of their other clients may be used for the Fund’s benefit.

As of the fiscal year ended October 31, 2013, the Fund was not yet a registered investment company; therefore the Fund does not have brokerage data for prior fiscal years.

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In certain instances, the Subadvisers and/or the Manager, as appropriate, may specifically allocate brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Subadvisers’ or the Manager’s normal internal research activities, the Subadvisers’ and/or the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Subadvisers and/or the Manager, as appropriate, are relieved of expenses they may otherwise incur. In some cases research services are generated by third parties but provided to the Subadvisers and/or the Manager, as appropriate, by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Subadvisers and/or the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, each Subadviser and/or the Manager, as appropriate, always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Subadvisers are primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. The Subadvisers will have full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.

DISTRIBUTIONS

As described in the Prospectus, initial distributions to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90  days, from the completion of the offering of the Common Stock, depending on market conditions.  To permit the Fund to maintain more stable quarterly distributions, it will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of distributable cash flow received as cash distributions from its portfolio securities in a particular period.  Such undistributed cash flow would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s net cash flow due to fluctuations in cash distributions received on portfolio securities (or other sources of income) or expenses or due to an increase in the distribution rate or interest rate on the Fund’s borrowings, Preferred Stock or Notes, if any. As a result, the distributions the Fund pays for any particular period may be more or less than the amount of cash flow received as cash distributions from portfolio securities during such period.  Undistributed cash flow received as cash distributions from portfolio securities will be included in the Fund’s NAV and, correspondingly, distributions from undistributed cash flow received as cash distributions from portfolio securities will reduce that NAV.

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For information relating to the impact of the borrowings or the issuance of Preferred Stock or Notes on the distributions made by the Fund to Common Stockholders, see “Use of Leverage” in the Prospectus.

While any Preferred Stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (1) all accumulated dividends on the Preferred Stock have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200%  of the liquidation value of any outstanding Preferred Stock. While any borrowings or Notes are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the principal amount of any borrowings or Notes.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Stock will be issued with a par value of $0.0001 per share.  All Common Stock has equal rights as to the payment of dividends and the distribution of assets upon liquidation.  Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  Whenever Preferred Stock is outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to such distributions.  See “Preferred Stock” below.  Whenever Notes are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to the Notes would be at least 300%.

The Common Stock is expected to be listed on the  [    ].  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than NAV.  Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV.  There can be no assurance that shares of Common Stock or shares of other closed-end funds will trade at a price higher than NAV in the future.  NAV will be reduced immediately following the offering of Common Stock as a result of payment of the sales load and organization and offering expenses.  NAV generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure.  Whether investors will realize gains or losses upon the sale of Common Stock will not depend solely upon the Fund’s NAV but will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares.  Since the market price of the Fund’s Common Stock will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below, or above NAV or

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at, below or above the initial public offering price.  Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.  See “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” and the Fund’s Prospectus under “Use of Leverage.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock.  The Preferred Stock may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

Although the terms of any Preferred Stock, including their distribution rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board (subject to applicable law and the Articles) if it authorizes a Preferred Stock offering, Preferred Stock would likely pay distributions based on short-term rates.  The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Stock may be as stated below.

As used in this SAI, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Common Stock, Preferred Stock and Notes, with no deduction for the liquidation preference of the Preferred Stock or principal amount of the Notes.  Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Stock from “net assets,” so long as the Preferred Stock has redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Stock will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Stock.Under the 1940 Act, the Fund could issue Preferred Stock with an aggregate liquidation value of up to one-half of the value of the Fund’s net assets, measured immediately after issuance of the Preferred Stock.  “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the Preferred Stock is less than one-half of the value of the Fund’s net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.  To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Stock for purposes of these asset coverage requirements.  The Fund intends to purchase or redeem Preferred Stock, if necessary, to keep the liquidation value of the Preferred Stock plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund’s net assets.

Distribution Preference.  The Preferred Stock would have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Stock (“Preferred

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Stockholders”) would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.  After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund.  A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Stock, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Stock be voting shares.  Except as otherwise provided in the Articles or otherwise required by applicable law, Preferred Stockholders would vote together with Common Stockholders as a single class.

In connection with the election of the Fund’s Directors, Preferred Stockholders, voting as a separate class, would also be entitled to elect two of the Fund’s Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class.  In addition, if at any time dividends on the Fund’s outstanding Preferred Stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Stock, voting as a separate class, would be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under “Investment Objective, Policies and Limitations.”  The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Stock and Preferred Stock necessary to authorize the action in question.

Preferred Stockholders would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Stock by the Fund.The terms of the Preferred Stock may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased.  Any redemption or purchase of Preferred Stock by the Fund will reduce the leverage applicable to Common Stock, while any resale of shares by the Fund will increase such leverage.

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The discussion above describes the Board’s current intention with respect to a possible offering of Preferred Stock.  If the Board determines to authorize such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

The Fund’s Articles of Incorporation (“Articles”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by a majority of the Directors, including a majority of the Independent Fund Directors, of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Fund Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Fund Directors, no stockholder vote is required to authorize such action.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group.  None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately.  Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

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The Articles contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the preceding year’s annual meeting.

Reference should be made to the Articles on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Shares of a closed-end management investment company may frequently trade at prices lower than NAV.  The Board will regularly monitor the relationship between the market price and NAV of the Common Stock.  If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company.  The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Preferred Stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued dividends on Preferred Stock have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company.  In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s

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portfolio and interest and dividend charges on Preferred Stock and/or Notes issued by the Fund and general market and economic conditions.

See “Anti-Takeover and Other Provisions in the Articles of Incorporation” in the Prospectus and “Certain Provisions in the Articles of Incorporation” in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock and Notes then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Stock would no longer be listed on the [   ]. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock.  Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Stock at a time when Preferred Stock or Notes are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. See the Fund’s Prospectus under “Risks – Risks of Leveraged Structure.”

Before deciding whether to take any action if the Fund’s Common Stock trades below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, market considerations and alternative actions that might be taken. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, that the Fund should not be converted to an open-end structure and, perhaps, that no action should be taken at that time.

TAX MATTERS

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its stockholders with respect to the purchase, ownership, and disposition of Common Stock.  It is based on the Internal Revenue Code of 1986, as amended (“Code”), the regulations thereunder, judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing

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interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively.  Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to an investor in light of his, her, or its particular circumstances or to Common Stockholders (such as those enumerated in the Prospectus) who or that are subject to special federal tax rules.

Unless otherwise noted, this discussion applies only to a U.S. Stockholder (as defined in the Prospectus) that holds Common Stock as a capital asset (generally, an asset held for investment).  If a partnership holds Common Stock, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.

The tax consequences of an investment in and holding Common Stock will depend on the particular facts of each investor’s situation.  Prospective investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the general federal income tax rules summarized below, and with respect to other federal, state, local, or foreign tax consequences to them, before making an investment in Common Stock.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a “regulated investment company” (a “RIC”).  To qualify for that treatment, the Fund must, among other things:

(a) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year (“Distribution Requirement”); and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities, and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses (“Diversification Requirements”).

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If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on net income and realized gains it timely distributes to its stockholders.  If the Fund failed to qualify for that treatment for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders.  In addition, for those purposes the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate stockholders (each, an “individual stockholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single stockholder with taxable income not exceeding $406,750 ($457,600 for married stockholders filing jointly) and 20% for those individual stockholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually); and all or part of those dividends distributions might be eligible for the DRD.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income.  The Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment.  If the Fund retains any such income or gain, it will be subject to tax at regular corporate rates on the retained amount.  See “Taxation of the Stockholders” below for a description of the consequences to the Fund’s stockholders of its retention of net capital gain.

To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98.2% of its capital gain net income for the one-year period ending October 31 of that year plus (3) 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax (“Excise Tax”).  For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax.  The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

If the Fund issues Preferred Stock, then, at any time when Preferred Stock is outstanding, and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Stock until those requirements are satisfied.  Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

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Taxation of the Stockholders

Distributions on the Fund’s shares to a stockholder are generally subject to federal income tax as described in the Prospectus and below, even though those distributions may economically represent a return of the stockholder’s investment.  Such a distribution is likely to occur in respect of shares purchased when the Fund has undistributed income or gains that are either unrealized or realized but not distributed.  Those realized gains may be required to be distributed even when the Fund has unrealized losses. Distributions are taxable to a stockholder even if they are paid from net income or gains the Fund earned before the stockholder’s investment (and thus included in the price the stockholder paid).

If the Fund retains any net capital gain, it may designate all or part of the retained amount as undistributed capital gains in a notice to its stockholders.  If the Fund makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain (“Fund tax”) and each stockholder subject to federal income tax (1) would be required to include in income for federal income tax purposes, as long-term capital gain, his or her proportionate share of the designated gain (which, in the case of an individual stockholder, would be taxed at the rates for net capital gain described above), (2) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his or her Common Stock by an amount equal to the difference between the included gain and that share of the Fund tax.

As mentioned in the Prospectus, under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund stockholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays after June 30, 2014, and (2) certain capital gain distributions and the proceeds of any repurchase of Common Stock it pays after December 31, 2016.  As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent.  The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.   An FFI resident in a Model II IGA

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country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing that applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign stockholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Tax Consequences of Certain Investments

REMICs.  The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the Treasury Department and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its stockholders generally in proportion to dividends paid, (3) inform stockholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its stockholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

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A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its stockholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund’s also having to re-categorize some of the distributions it made to its stockholders.  These changes would be reflected in the annual Form 1099, together with other tax information.  Those forms generally will be distributed to stockholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its stockholders on a single form (rather than having to send amended forms).

Hedging Transactions.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions.  The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities.  Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax treaties between certain countries and the United States may reduce or eliminate these taxes,

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however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” the Fund receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.  Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals stockholders’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation.  As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.  While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Securities Issued or Purchased at a Discount.  The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”).  As a holder of those securities, the

60

Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

*           *           *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund and its stockholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended to be a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and their purchasing, holding and disposing of Common Stock.

REPORTS TO STOCKHOLDERS

Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund.  The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[     ] will serve as custodian for assets of the Fund.  [     ]  will serve as the transfer agent, registrar and distribution disbursement agent for the Common Stock.  [     ]  will serve as agent for the Distribution Reinvestment Plan relating to the Common Stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[     ]  will serve as independent auditors for the Fund.  [     ] will provide audit services, tax return preparation and assistance and consultation in connection with review of the Fund’s filings with the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with shares of Common Stock offered by the Fund, and also acts as counsel to the Fund.

61

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be added by amendment.

63

FINANCIAL STATEMENT

To be added by amendment.

64

APPENDIX A

RATINGS

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.
The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.
Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch

Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment).
Statement of Assets and Liabilities. (To be filed by subsequent amendment).

(2)	Exhibits

(a)		Articles of Incorporation. (Filed herewith.)
(b)		Bylaws. (To be filed by subsequent amendment.)
(c)		Not applicable.
(d)		Articles Sixth, Ninth, Tenth, Eleventh, Twelfth and Fourteenth of the Articles of Incorporation. Incorporated by Reference to Item 2(a) above.
(e)		Distribution Reinvestment Plan. (To be filed by subsequent amendment.)
(f)		Not applicable.
(g)	(i)	Form of Management Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Investment Advisory Agreement. (To be filed by subsequent amendment.)
	(iii)	Form of Subadvisory Agreement. (To be filed by subsequent amendment.)
(h)	(i)	Form of Underwriting Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Master Agreement Among Underwriters. (To be filed by subsequent amendment.)
	(iii)	Form of Master Selected Dealer Agreement. (To be filed by subsequent amendment.)
(i)		Not applicable.
(j)		Form of Custodian Agreement. (To be filed by subsequent amendment.)
(k)	(i)	Form of Stock Transfer Agency Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Administration Agreement. (To be filed by subsequent amendment.)
(l)		Opinion and Consent of K&L Gates LLP as to Registrant's Common Stock. (To be filed by subsequent amendment.)
(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)
(o)		Not applicable.
(p)		Letter of Investment Intent. (To be filed by subsequent amendment.)
(q)		Not applicable.
(r)	(i)	Code of Ethics for Registrant and its investment manager and investment adviser. (To be filed by subsequent amendment.)
	(ii)	Code of Ethics for subadviser. (To be filed by subsequent amendment.)
(s)		Power of Attorney. (To be filed by subsequent amendment.)

Item 26.               Marketing Arrangements

See the Form of Underwriting Agreement to be filed by subsequent amendment.

Item 27.               Other Expenses of Issuance and Distribution

Registration and Filing Fees	$	*
FINRA Fees		*
Printing Costs and Engraving		*
Legal Fees and Expenses		*
Exchange Listing Fees		*
Accounting Fees and Expenses		*
Miscellaneous Expenses		*

Total	$	*

*To be filed by subsequent amendment.

Item 28.               Persons Controlled by or Under Common Control

None.1

Item 29.               Number of Holders of Securities

Set forth below is the number of record holders as of March [   ], 2014 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $0.0001 per share	None

1 Until such time as the Registrant completes the public offering of its Common Stock, [________] will be a control person of the Registrant. [_____] is a wholly owned subsidiary of [_____].

Item 30.                 Indemnification

Article Thirteenth of the Registrant’s Articles of Incorporation provides that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940, as amended (“1940 Act”)), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418 of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

Item 31.                 Business and Other Connections of Investment Adviser and Sub-Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Neuberger Berman Management LLC (“NB Management”) and each executive officer of Neuberger Berman Alternative Investment Management LLC (“NBAIM”) is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.
NAME	BUSINESS AND OTHER CONNECTIONS
Andrew B. Allard General Counsel and Senior Vice President, NB Management

Senior Vice President, Neuberger Berman LLC (“NB LLC”); Deputy General Counsel, NB LLC; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Income Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Equity Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Alternative Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman MLP Income Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management

Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President, Chief Executive Officer, NB LLC; Director and Managing Director of Neuberger Berman Fixed Income LLC (“NBFI”); Board member, NBFI; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Trustee, Neuberger Berman Alternative Funds; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman MLP Income Fund Inc.; Director, Neuberger Berman Multi-Manager Income Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Director, Neuberger Berman High Yield Strategies Fund Inc.; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009.

Thanos Bardas Managing Director, NB Management	Managing Director, NBFI; Managing Director, NB LLC; Portfolio Manager.
John J. Barker Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Ann H. Benjamin Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Michael L. Bowyer Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.
Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management

Senior Vice President, NB LLC; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Alternative Funds; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman MLP Income Fund Inc.; Director, Neuberger Berman Multi-Manager Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund Inc.

David M. Brown Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
David H. Burshtan Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Stephen Casey Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Brad E. Cetron Chief Compliance Officer, Managing Director and Director of Compliance (Broker Dealer), NB Management	Chief Compliance Officer and Managing Director, NB LLC.
Robert Conti President and Chief Executive Officer, NB Management

Managing Director, NB LLC; Managing Director, NBFI; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Trustee, Neuberger Berman Alternative Funds; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman MLP Income Fund Inc.; Director, Neuberger Berman Multi-Manager Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman High Yield Strategies Fund Inc.

William R. Covode Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Timothy Creedon Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Robert W. D’Alelio Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Alexandre Da Silva Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.
James Dempsey Chief Financial Officer, Treasurer and Senior Vice President, NB Management	Chief Financial Officer, Treasurer and Senior Vice President, NB LLC; Treasurer and Senior Vice President, NBFI.
Daniel Doyle Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.
Rob Drijkoningen Managing Director, NB Management	Managing Director, NBFI; Managing Director, Neuberger Berman Europe Limited (“NBEL”); Portfolio Manager.
Ingrid Dyott Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Michael Foster Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.
James Gartland Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Maxine L. Gerson Secretary and Managing Director, NB Management	Managing Director and Secretary, NB LLC; Managing Director and Secretary, Neuberger Berman Holdings LLC.
Anthony Gleason Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Jennifer Gorgoll Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.
Richard Grau Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.
Michael C. Greene Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Ian Haas Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NB Alternative Investment Management LLC (“NBAIM”); Portfolio Manager.
William Hunter Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Fred Ingham Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.
James L. Iselin Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Andrew A. Johnson Managing Director, NB Management	Managing Director, NB LLC; Managing Director and Board Member, NBFI; Portfolio Manager.
Brian Jones Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Gerald Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Michael Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Charles Kantor Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Vera Kartseva Vice President, NB Management	Vice President, NBFI; Vice President, NBEL; Portfolio Manager.
Hakan Kaya Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.
Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management

Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman MLP Income Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

David Kupperman Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.
Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.
Wai Lee Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
David M. Levine Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Richard S. Levine Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Raoul Luttik Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.
Joseph Lynch Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Jeff Majit Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.
Thomas J. Marthaler Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
James F. McAree Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
S. Blake Miller Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Arthur Moretti Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Richard S. Nackenson Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Benjamin H. Nahum Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Thomas P. O’Reilly Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Alexandra Pomeroy Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Nish Popat Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.
Douglas A. Rachlin Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Brett S. Reiner Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.
Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Conrad A. Saldanha Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Eli M. Salzmann Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Benjamin E. Segal Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Saurin Shah Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Steve S. Shigekawa Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Neil S. Siegel Managing Director, NB Management

Managing Director, NB LLC; Managing Director, NBFI; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman MLP Income Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Yves C. Siegel Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Amit Solomon Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Thomas A. Sontag Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.
Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Mark D. Sullivan Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.
Lihui Tang Managing Director, NB Management	Managing Director, NB Asia; Portfolio Manager.
Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, NB LLC; Chief Executive Officer, Chairman and Managing Director, NBFI; Portfolio Manager.
Kenneth J. Turek Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Gorky Urquieta Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.
Judith M. Vale Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Bart Van der Made Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.
Eric Weinstein Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Richard Werman Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.
Chamaine Williams Chief Compliance Officer, Senior Vice President and Director of Compliance (Investment Adviser), NB Management

Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Alternative Funds; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman MLP Income Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund Inc.

Yulin (Frank) Yao Managing Director, NB Management	Managing Director, NB Asia; Portfolio Manager.
Ping Zhou Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

The principal address of NB Management, NBAIM and each of the investment companies named above is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of NBAIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NBAIM in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-60730) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.              Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 33.              Management Services

None.

Item 34.              Undertakings

1.         The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.         Not applicable.

3.         Not applicable.

4.         Not applicable.

5.         The Registrant undertakes that:

  a.          for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

  b.          for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.         The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 20th day of March, 2014.

Neuberger Berman Multi-Manager Income Fund Inc.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, President, Chief Executive Officer and Treasurer (Chief Financial and Accounting Officer)	March 20, 2014
Robert Conti
/s/ Brian P. Kerrane	Director	March 20, 2014
Brian P. Kerrane
/s/ Claudia A. Brandon	Director	March 20, 2014
Claudia A. Brandon

INDEX TO EXHIBITS

(a)	Articles of Incorporation.